                                                                   EXHIBIT 10.12



                           ASSET PURCHASE AGREEMENT

                                 BY AND AMONG

                         PHYSICIAN HEALTH CORPORATION
                            A DELAWARE CORPORATION,

                       PHC REGIONAL ONCOLOGY CARE, INC.
                            A GEORGIA CORPORATION,

                          SOUTHERN DEPENDACARE, INC.
                            AN ALABAMA CORPORATION,

                                      AND

                             JACK G. HILTON, M.D.


                       EFFECTIVE AS OF SEPTEMBER 1, 1997

                               TABLE OF CONTENTS

ARTICLE I......................................................................................  1
    DEFINITIONS................................................................................  1

ARTICLE II.....................................................................................  4
    ASSETS.....................................................................................  5
            2.1   Purchase of the Practice Group Assets........................................  5
                  -------------------------------------
            2.2   Excluded Practice Group Assets...............................................  7
                  ------------------------------
            2.3   Closing Date.................................................................  8
                  ------------
            2.4   Assumption of Practice Group Liabilities.....................................  8
                  ----------------------------------------
            2.5   Closing Date Actions and Deliveries.......................................... 10
                  -----------------------------------
            2.6   Further Assurances........................................................... 10
                  ------------------
            2.7   Referrals.................................................................... 11
                  ---------
            2.8   Employees.................................................................... 11
                  ---------

ARTICLE III.................................................................................... 11
    PURCHASE PRICE, OTHER AGREEMENTS........................................................... 11
            3.1   Purchase Price............................................................... 11
                  --------------
            3.2   Government Receivables Advance............................................... 13
                  ------------------------------
            3.3   Allocation of Purchase Price................................................. 14
                  ----------------------------

ARTICLE IV..................................................................................... 14
    REPRESENTATIONS AND WARRANTIES OF PHYSICIAN
            AND PRACTICE GROUP................................................................. 14
            4.1   Organization, Standing and Authority of Practice Group....................... 14
                  ------------------------------------------------------
            4.2   Absence of Conflicting Agreements or Required Consents Relating to
                  ------------------------------------------------------------------
                  Physician and Practice Group's Respective Obligations........................ 14
                  -----------------------------------------------------
            4.3   Licenses and Authorizations.................................................. 15
                  ---------------------------
            4.4   Lease Agreements............................................................. 15
                  ----------------
            4.5   Financial Statements......................................................... 15
                  --------------------
            4.6   Absence of Changes........................................................... 16
                  ------------------
            4.7   Litigation and Claims........................................................ 17
                  ---------------------
            4.8   No Undisclosed Liabilities................................................... 17
                  --------------------------
            4.9   No Violation of Law, Generally............................................... 17
                  ------------------------------
           4.10   Properties................................................................... 19
                  ----------
           4.11   Indebtedness................................................................. 20
                  ------------
           4.12   Employee Contracts........................................................... 20
                  ------------------
           4.13   Labor Relations.............................................................. 21
                  ---------------
           4.14   Contracts and Commitments.................................................... 21
                  -------------------------
           4.15   Environmental Protection..................................................... 22
                  ------------------------
           4.16   Filing of Reports............................................................ 23
                  -----------------
           4.17   Insurance Policies........................................................... 23
                  ------------------
           4.18   Accounts Receivable.......................................................... 23
                  -------------------
           4.19   Accounts Payable............................................................. 24
                  ----------------
           4.20   Inventory.................................................................... 24
                  ---------
           4.21   Inspections and Investigations............................................... 24
                  ------------------------------
           4.22   Ownership of Medical Service Practice(s)..................................... 24
                  ----------------------------------------

           4.23   Agreements in Full Force and Effect.......................................... 25
                  -----------------------------------
           4.24   Taxes........................................................................ 25
                  -----
           4.25   Corporate Documents.......................................................... 27
                  -------------------
           4.26   Statements True and Correct.................................................. 27
                  ---------------------------

ARTICLE V...................................................................................... 28
    REPRESENTATIONS AND WARRANTIES OF PHC AND PHC-SUB.......................................... 28
            5.1   Organization, Standing and Authority of PHC and PHC-SUB...................... 28
                  -------------------------------------------------------
            5.2   Absence of Conflicting Agreement or Required Consents Relating to PHC's
                  -----------------------------------------------------------------------
                  Obligations.................................................................. 28
                  -----------
            5.3   Capital Stock of PHC......................................................... 29
                  --------------------
            5.4   Representations Regarding Disclosure Documents............................... 29
                  ----------------------------------------------
            5.5   No Violation of Law.......................................................... 30
                  -------------------
            5.6   Litigation and Claims........................................................ 30
                  ---------------------
            5.7   Financial Statements of PHC.................................................. 30
                  ---------------------------
            5.8   No Violation of Law, Generally............................................... 30
                  ------------------------------
            5.9   Filing of Reports............................................................ 31
                  -----------------
            5.10  Taxes........................................................................ 31
                  -----
            5.11  Statements True and Correct.................................................. 32
                  ---------------------------

ARTICLE VI..................................................................................... 33
    ADDITIONAL AGREEMENTS...................................................................... 33
            6.1   Access and Inspection........................................................ 33
                  ---------------------
            6.2   Cooperation in Meeting Filing Requirements................................... 33
                  ------------------------------------------
            6.3   Post Closing Audit of Practice Group......................................... 33
                  ------------------------------------
            6.4   Audit of PHC-SUB............................................................. 33
                  ----------------
            6.5   Further Assurances........................................................... 34
                  ------------------
            6.6   Benefit Plans................................................................ 34
                  -------------
            6.7   Best Efforts to Close........................................................ 34
                  ---------------------

ARTICLE VII.................................................................................... 34
    CONDUCT OF BUSINESS OF PRACTICE GROUP AND PHYSICIAN
            PENDING CLOSING.................................................................... 34
            7.1   Disposition of Assets........................................................ 34
                  ---------------------
            7.2   Sale of Shares............................................................... 34
                  --------------
            7.3   Contracts.................................................................... 34
                  ---------
            7.4   Condition of Assets.......................................................... 34
                  -------------------
            7.5   Liens; Encumbrances.......................................................... 35
                  -------------------

ARTICLE VIII................................................................................... 35
    CONDITIONS TO OBLIGATIONS OF PHC AND PHC-SUB............................................... 35
            8.1   Necessary Approvals.......................................................... 35
                  -------------------
            8.2   Representations and Warranties............................................... 35
                  ------------------------------
            8.3   Performance; Covenants....................................................... 35
                  ----------------------
            8.4   Closing Deliveries........................................................... 35
                  ------------------
            8.5   PHC Due Diligence............................................................ 37
                  -----------------

ARTICLE IX..................................................................................... 37
    CONDITIONS TO OBLIGATIONS OF PHYSICIAN AND PRACTICE GROUP.................................. 37
            9.1   Representations and Warranties............................................... 37
                  ------------------------------
            9.2   Performance; Covenants....................................................... 37
                  ----------------------

           9.3    Closing Deliveries........................................................... 37
                  ------------------

ARTICLE X...................................................................................... 39
    INDEMNIFICATION............................................................................ 39
           10.1   Indemnification by Physician................................................. 39
                  ----------------------------
           10.2   Indemnification by PHC and PHC-SUB........................................... 39
                  ----------------------------------
           10.3   Definition of Losses......................................................... 40
                  --------------------
           10.4   Notice and Opportunity to Defend............................................. 40
                  --------------------------------
           10.5   Effect of Investigation by PHC............................................... 41
                  ------------------------------

ARTICLE XI..................................................................................... 42
    MISCELLANEOUS PROVISIONS................................................................... 42
           11.1   Notices...................................................................... 42
                  -------
           11.2   Successors and Assigns....................................................... 43
                  ----------------------
           11.3   Entire Agreement............................................................. 43
                  ----------------
           11.4   Governing Law; Severability.................................................. 44
                  ---------------------------
           11.5   No Brokers................................................................... 44
                  ----------
           11.6   Schedules and Exhibits....................................................... 44
                  ----------------------
           11.7   Waivers...................................................................... 44
                  -------
           11.8   Headings..................................................................... 44
                  --------
           11.9   Counterparts................................................................. 44
                  ------------
           11.10  Confidentiality.............................................................. 44
                  ---------------
           11.12  Expenses..................................................................... 46
                  --------
           11.13  No Third Party Beneficiaries................................................. 46
                  ----------------------------
           11.14  Survival..................................................................... 46
                  --------
           11.15  Post Closing Covenants of Physician.......................................... 46
                  -----------------------------------
           11.16  Post Closing Covenants of PHC and PHC-SUB.................................... 47
                  ------------------------------------------

                                LIST OF EXHIBITS
                                ----------------

EXHIBIT A    Assignment and Assumption Agreement
---------

EXHIBIT B-1  Physician Owner Employment Agreement
-----------

EXHIBIT B-2  Physician Employment Agreements
-----------

EXHIBIT B-3 Termination of Professional Employment and General Release ----------- Agreements


EXHIBIT C    Acquisition Restrictive Covenant Agreement
---------

EXHIBIT D    Practice Management Agreement
---------

EXHIBIT E-1  Opinion of Counsel of Practice Group
-----------

EXHIBIT E-2  Opinion of Alabama Counsel of Practice Group
-----------

EXHIBIT F    Investment Agreement
---------

EXHIBIT G    Registration Rights Agreement
---------

EXHIBIT H-1  Opinion of Counsel of PHC and PHC-SUB
-----------

EXHIBIT H-2  Opinion of Georgia Counsel of PHC-SUB
-----------

EXHIBIT I-1  First Promissory Note
-----------

EXHIBIT I-2  Second Promissory Note
-----------

EXHIBIT J    Receivables Promissory Note
---------

EXHIBIT K    Government Receivables Security Agreement
---------

                               LIST OF SCHEDULES
                               -----------------


SCHEDULE 2.1(h)  Fixtures, Furniture, Equipment, Supplies and Inventory
---------------

SCHEDULE 2.2(e)  Contracts Not Assumed
---------------

SCHEDULE 2.2(h)  Excluded Assets - Equipment and Personal Property
---------------

SCHEDULE 2.4(a)(i)  Liabilities Assumed
------------------

SCHEDULE 2.8        Offers of Employment
------------

SCHEDULE 4.2        Required Consents Relating to Seller's Obligations
------------

SCHEDULE 4.3        Licenses and Authorizations
------------

SCHEDULE 4.4        Lease and License Agreements
------------

SCHEDULE 4.5        Financial Statements of Practice Group
------------

SCHEDULE 4.6        Absence of Changes
------------

SCHEDULE 4.7        Litigation and Claims
------------

SCHEDULE 4.8        Undisclosed Liabilities
------------

SCHEDULE 4.9(a)  Violations of Law
---------------

SCHEDULE 4.9(b)(i)  Exceptions to Billing Practices
------------------

SCHEDULE 4.9(b)(ii) Exceptions to Regulatory Compliance
-------------------

SCHEDULE 4.9(c)  Transactions with Referral Sources
---------------

SCHEDULE 4.10(a)    Owned Assets
----------------

SCHEDULE 4.10(b)    Leased Equipment
----------------

SCHEDULE 4.10(c)    Equipment, Utility and Other Deposits
----------------

SCHEDULE 4.10(d)    Exceptions to Title to Assets
----------------

SCHEDULE 4.11    Indebtedness
-------------

SCHEDULE 4.12    Employment Contracts, Union Agreements and Benefit Plans
-------------

SCHEDULE 4.13    Exceptions to Labor Relations
-------------

SCHEDULE 4.14    Contracts and Agreements of Practice Group
-------------

SCHEDULE 4.15    Environmental Protection
-------------

SCHEDULE 4.17    Insurance Policies
-------------

SCHEDULE 4.18.1  Private Accounts Receivable
---------------

SCHEDULE 4.18.2  Government Accounts Receivable
---------------

SCHEDULE 4.19    Accounts Payable
-------------

SCHEDULE 4.21    Inspections and Investigations
-------------

SCHEDULE 4.22    Ownership of Medical Service Practice(s)
-------------

SCHEDULE 4.24    Taxes
-------------

SCHEDULE 5.2        Absence of Conflicting Agreement or Retired Consents
------------

SCHEDULE 5.3        PHC Capital Stock
------------

SCHEDULE 5.6        Litigation and Claims of PHC and PHC-SUB
------------

SCHEDULE 5.7        Financial Statements of PHC
------------

SCHEDULE 5.9        Taxes
------------

SCHEDULE 7.1        Disposition of Assets
------------

                           ASSET PURCHASE AGREEMENT

     This ASSET PURCHASE AGREEMENT (the "Agreement") is made and entered into to be effective as of September 1, 1997, by and between Physician Health Corporation, a Delaware corporation ("PHC"), PHC Regional Oncology Care, Inc., a Georgia corporation ("PHC-SUB"), Southern Dependacare, Inc., an Alabama corporation ("Practice Group"), and Jack G. Hilton, M.D. ("Physician").

                               R E C I T A L S:
                               ---------------


     WHEREAS, Practice Group is currently engaged in the practice of medicine specializing in oncology in the areas of Carbondale, Illinois; Marion, Illinois; Abingdon, Virginia; and Natchez, Mississippi, (collectively, the "Practice Group Business"); and

     WHEREAS, PHC-SUB wishes to acquire, and Practice Group wishes to sell, substantially all of the tangible and intangible assets associated with the Practice Group Business as more specifically set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is hereby agreed between Practice Group, Physician, PHC and PHC-SUB:


                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

     Definitions.  As used in this Agreement, the following terms shall have the
     -----------
meanings set forth below:

     "Agreement" shall have the meaning set forth in the preamble.

     "Allocation Schedule" shall have the meaning set forth in Section 3.3.
                                                               -----------

     "Assumed Contract" shall have the meaning set forth in Section 2.4(a)(ii).
                                                            ------------------

     "Cap Amount" shall have the meaning set forth in Section 10.4(b).
                                                      ---------------

     "Cash Payment" shall have the meaning set forth in Section 3.1(a).
                                                        --------------

     "CHAMPUS" shall have the meaning set forth in Section 10.4(b).
                                                   ---------------

     "CHAMPVA" shall have the meaning set forth in Section 10.4(b).
                                                   ---------------

     "Closing" shall have the meaning set forth in Section 2.3.
                                                   -----------

     "Closing Date" shall have the meaning set forth in Section 2.3.
                                                        -----------

     "Code" shall be defined as the Internal Revenue Code of 1986, as amended, and any successor statute thereto.

     "Contract Not Assumed" shall have the meaning as set forth in Section
                                                                   -------
     2.2(e).
     ------

     "Due Diligence Inspection" shall have the meaning as set forth in Section
                                                                       -------
     6.1.
     ---

     "Effective Date" shall mean September 1, 1997.

     "ERISA" shall be defined as the Employee Retirement Income Security Act of 1974, as amended.

     "Excluded Government Receivables" shall have the meaning set forth in
     Section 4.9(b)(i).
     -----------------

     "Excluded Practice Group Assets" shall have the meaning set forth in
     Section 2.2.
     -----------

     "First Promissory Note" shall have the meaning set forth in Section
                                                                 -------
     3.1(b)(i).
     ---------

     "Former SDC Workforce" shall have the meaning set forth in Section 2.8.
                                                                -----------

     "Fraud and Abuse Statute" shall have the meaning set forth in Section
                                                                   -------
     4.9(b)(ii).
     ----------

     "Government Accounts Receivable" shall have the meaning set forth in
     Section 4.18.
     ------------

     "Government Receivables Advance" shall have the meaning set forth in
     Section 3.2(a).
     --------------

     "Government Receivables Security Agreement" shall have the meaning set forth in Section 3.2(b).
              --------------

     "Indemnified Party" shall have the meaning as set forth in Section 10.4(a).
                                                                ---------------

     "Indemnifying Party" shall have the meaning as set forth in Section
     10.4(a).
     -------

     "Interim Financial Date" shall have the meaning set forth in Section 4.5.
                                                                  -----------

     "Interim Financial Statements" shall have the meaning set forth in Section
                                                                        -------
     4.5.
     ---

     "Investment Agreement" shall mean that certain Investment Agreement, attached hereto as Exhibit F, dated as of the 12/th/ day of September, 1997
                        ---------
     by and between PHC and Physician.

     "Lease Agreements" shall have the meaning set forth in Section 4.4.
                                                            -----------

     "Leased Equipment" shall have the meaning set forth in Section 4.10(b).
                                                            ---------------

     "Losses" shall have the meaning set forth in Section 10.3.
                                                  ------------

     "Material Adverse Effect" shall have the meaning set forth in Section
                                                                   -------
     4.6(a).
     ------

     "Medicare Withheld Amount" shall have the meaning set forth in Section
                                                                    -------
     2.2(i).
     ------

     "Payment Account" shall have the meaning set forth in Section 3.2(c).
                                                           --------------

     "PHC Financial Statements" shall have the meaning set forth in Section 5.7.
                                                                    -----------

     "PHC Common Shares" shall mean PHC's Voting Common Stock, $.0025 par value, 20,000,000 shares authorized, of which 4,463,964 shares are issued and outstanding as of September 2, 1997.

     "PHC Prime Shares" shall mean PHC's Prime Common Stock, $.0025 par value, 20,000,000 shares authorized, of which 3,112,166 shares are issued and outstanding as of September 2, 1997.

     "PHC-SUB" shall have the meaning set forth in the preamble to this Agreement.

     "Physician Employment Agreement" shall mean each Employment Agreement, attached hereto as Exhibit B-2, by and between each Practice and the
                        -----------
     physician to be employed by the Practice.

     "Physician Owner Employment Agreement" shall mean that certain Employment Agreement, attached hereto as Exhibit B-1, dated as of the 12/th/ day of
                                   -----------
     September, 1997, by and between Physician and PHC-SUB.

     "Practice" shall mean each of PHC-Illinois 1, S.C., an Illinois medical corporation, ("IL-SC"), SDC's Virginia Operations ("SDC-VA"), and PHC-Mississippi, P.L.L.C., a Mississippi professional liability company ("MS-PLLC"). IL-SC,SDC-VA and MS-PLLC shall be collectively referred to herein as the "Practices".

     "Practice Group" shall have the meaning set forth in the preamble to this Agreement.

     "Practice Group Assets" shall have the meaning set forth in Section 2.1.
                                                                 -----------

     "Practice Group Assumed Liabilities" shall have the meaning set forth in

     Section 2.4.
     -----------

     "Practice Group Business" shall have the meaning set forth in the recitals to this Agreement.

     "Practice Group's Financial Statements" shall have the meaning set forth in

     Section 4.5.
     -----------

     "Practice Management Agreement" shall mean that certain Practice Management Agreement, attached hereto as Exhibit D, effective as of the 12/th/ day of
                                   ---------
     September, 1997, by and among PHC, PHC-SUB, and the Practices.

     "Private Accounts Receivable" shall have the meaning set forth in Section
                                                                       -------
     4.18.
     ----

     "Professional Agreements" shall be defined collectively as the Physician Owner Employment Agreement and the Physician Employment Agreement.

     "Promissory Notes" shall be defined collectively as the First Promissory Note and the Second Promissory Note.

     "Purchase Price" shall have the meaning set forth in Section 3.1.
                                                          -----------

     "Receivables Promissory Note" shall have the meaning set forth in Section
                                                                       -------
     3.2(a).
     ------

     "Required Consents" shall have the meaning set forth in Section 2.4(a).
                                                             --------------

     "SDC's Virginia Operations" shall mean the offices rendering medical services and qualified to do business in the State of Virginia as a division of Practice Group.

     "Second Promissory Note" shall have the meaning set forth in Section
                                                                  -------
     3.1(b)(i).
     ---------

     "Tax(es)" shall have the meaning set forth in Section 4.24(a).
                                                   ---------------

     "Tax Returns" shall have the meaning set forth in Section 4.24(b).
                                                       ---------------

     "Transaction Documents" shall have the meaning set forth in Section 4.1.
                                                                 -----------

                                  ARTICLE II
                                    ASSETS
                                    ------

      2.1 Purchase of the Practice Group Assets.  Upon the terms and subject to
          -------------------------------------
the conditions of this Agreement, PHC-SUB hereby purchases, and Practice Group hereby sells, transfers, assigns, conveys and delivers to PHC-SUB, free and clear of all encumbrances, liens and obligations (excepting only the Practice Group Assumed Liabilities, as defined herein), a 100% undivided interest in all of the assets and properties (excepting only the Excluded Practice Group Assets, as defined herein) of every kind and description, wherever located, real, personal or mixed, tangible or intangible, owned or held by Practice Group relating to the Practice Group Business as the same shall exist on the Closing Date (collectively, the "Practice Group Assets"), including, without limitation, all right, title and interest of Practice Group in, to and under:

     (a) The real property leases, leasehold improvements and personal property leases listed or described in SCHEDULE 4.4;
                              ------------

     (b) All trademarks, trade names, service marks and copyrights (and all goodwill associated with such trademarks, trade names, service marks and copyrights), registered or unregistered, owned by Practice Group relating to the Practice Group Business, with the exception of the Practice Group's name of "Southern Dependacare, Inc.", and the applications for registration thereof and all patents and applications therefor owned by Practice Group and the licenses relating to any of the foregoing including, without limitation, the items listed in SCHEDULE 4.4;
   ------------

     (c) All of Practice Group's rights, claims or causes of action against third parties arising under warranties from manufacturers, vendors and others in connection with the Practice Group Assets;

     (d) All prepaid expenses arising from payments made by Practice Group in the ordinary course of the operation of the Practice Group Business prior to the Closing Date for goods or services where such goods or services have not been received at the Closing Date;

     (e) Excluding patient records, all books and records (including all computer programs and personnel records of current employees of Practice Group who are hired by PHC on or following the Closing Date) of Practice Group relating to the assets, business and operations of the Practice Group Business; it being understood by all of the parties to this Agreement that Practice Group and Physician shall have access to such books and records at all reasonable times, provided, any duplicating or non-employee expense incurred therewith shall be borne solely by Practice Group;

     (f) All telephone and telecopy numbers used by Practice Group in connection with the Practice Group Business including, without limitation, the following numbers:

          (i)     Carbondale, Illinois:        (618) 457-4492
          (ii)    Herrin, Illinois:            (618) 942-2171 x255
          (iii)   Marion, Illinois:            (618) 993-1030
          (iv)    Abingdon, Virginia:          (540) 623-9281
          (v)     Marion, Virginia:            (540) 782-1920
          (vi)    Richlands, Virginia:         (540) 963-8122
          (vii)   Lebanon, Virginia:           (540) 889-3906
          (viii)  Natchez, Mississippi:        (601) 442-9210

     (g) All goodwill associated with the Practice Group Business and all intangible assets associated with the conduct of the Practice Group Business, including Practice Group's workforce in place, with the exception of the physician employees, business know-how, and information base;

     (h) All machinery, equipment (including computers and office equipment), supplies, inventory, advertising and promotional materials, all collection and credit records, medical literature, engineering plans, records and data (excluding patient records as required under applicable law), vehicles, furniture, office supplies and other personal property of Practice Group used in or relating to the Practice Group Business including, but not limited to, those items listed or referred to in SCHEDULE 2.1(h);
                               ---------------

     (i) All rights, titles or any property interests, if any, in any inventions and/or patents developed by Practice Group or any such rights, titles or property interests subsequently acquired by Practice Group; and

     (j) All other assets or properties not referred to above which are reflected on the Practice Group Financial Statements, except (i) any such assets or properties disposed of in the ordinary course of business consistent with past practice since the date of the Interim Financial Statements (as defined herein) and (ii) the Excluded Practice Group Assets.

     The parties acknowledge that the management of the non-medical aspects of the Practice Group Business will change simultaneously with the closing of the transactions contemplated hereby. Accordingly, under applicable law and professional ethical standards appropriate arrangements need to be made for the custody and maintenance of patient records. Each of the Practices has agreed to take and retain custody of its respective patient medical records to assure that the records are properly handled and readily available to patients and their treating physicians. Practice Group, Physician and each Practice shall cooperate with and assist in copying any patients' records, to the extent permitted by applicable law, as necessary to assist PHC-SUB in performing and enforcing its rights under the power of attorney granted to PHC-SUB by the Practice Management Agreement. The parties agree and acknowledge that the patient medical records are subject to legal and ethical principles governing their confidentiality. Accordingly, to the extent reasonably required, patients may be requested to sign appropriate record transfer forms.

      2.2 Excluded Practice Group Assets.  Notwithstanding the foregoing, the
          ------------------------------
Practice Group Assets shall not include the following (herein referred to as the "Excluded Practice Group Assets"):

     (a) Any of Practice Group's cash and cash equivalents (including any marketable securities or certificates of deposit) as of the close of business on the Effective Date;

     (b) All claims, rights and interests of Practice Group in and to any refunds for federal, state or local franchise, income or other taxes or fees of any nature whatsoever for periods prior to the Effective Date;

     (c) Any of Practice Group's rights, claims or causes of action against third parties relating to the assets, properties, business or operations of the Practice Group Business arising out of transactions occurring prior to the Effective Date, except to the extent any such claims relate to the Practice Group Assets;

     (d) Practice Group's corporate records relating to its formation, corporate tax returns and related documents, and supporting work papers and any other records and returns relating to taxes, assessments and similar governmental levies (other than real and personal property taxes, assessments and levies imposed on the Practice Group Assets), except tax-related records, documents and work papers relating to the Practice Group Assets, access to which shall be provided to PHC-SUB during normal business hours;

     (e) The contracts, agreements or understandings of Practice Group listed in
SCHEDULE 2.2(e) and designated on such SCHEDULE 2.2(e) as a "Contract Not
---------------                        ---------------
Assumed" and any other contract, agreement or understanding of Practice Group
(i) in existence on the date hereof which is not listed in SCHEDULE 2.2(e) but
                                                           ---------------
is required to be so listed or (ii) entered into by Practice Group after the date hereof in violation of ARTICLE VI of this Agreement (each, a "Contract Not
                            ----------
Assumed");

     (f) The Government Accounts Receivable;

     (g) Any of Practice Group's rights under or pursuant to this Agreement (including any interests in PHC acquired pursuant to this Agreement) or the other agreements with PHC contemplated hereby;

     (h) Any asset the use of which by PHC or PHC-SUB would be in violation of Illinois, Virginia, Mississippi or other applicable law, including, but not limited to, the Practice Group's medical records;

     (i) The amount being withheld by the Mississippi Medicare Carrier as of the Closing Date ("Medicare Withheld Amount"); and

     (j) The use of the Practice Group's name of "Southern Dependacare, Inc.".

      2.3 Closing Date.  The consummation of the transactions contemplated
          ------------
herein (the "Closing") shall be consummated at 10 a.m. on September 12, 1997 (such date and time being hereinafter called the "Closing Date"), which shall be effective as of the 1/st/ day of September, 1997, the Effective Date.

      2.4 Assumption of Practice Group Liabilities.  (a)  On the Closing Date,
          ----------------------------------------
PHC-SUB shall deliver to Practice Group an assignment and assumption agreement, substantially in the form attached hereto as EXHIBIT A, pursuant to which PHC-
                                             ---------
SUB shall assume and be obligated for, and shall agree to pay, perform, defend and discharge in accordance with their terms:

          (i)   all liabilities listed in SCHEDULE 2.4(a)(i); and
                                          ------------------

          (ii) all liabilities of Practice Group arising after the Effective Date (other than any liability or obligation for breach or default which occurred prior to the Closing) under the leases, contracts and other agreements entered into by Practice Group with respect to the Practice Group Business prior to the date hereof consistent with the terms of
      ARTICLE VI of this Agreement (each an "Assumed Contract").
      ----------

      Notwithstanding the foregoing, PHC-SUB shall assume no liability or obligation arising as a result of the transfer or assignment to PHC-SUB of any Assumed Contract or agreement contemplated in SECTION 2.4(a)(ii) above without
                                              ------------------
any consent required by the terms thereof if PHC, not more than 30 days following the Closing Date, has indicated to Practice Group, in writing, that PHC-SUB will not assume such liability or obligation without the consent required pursuant to the Assumed Contract (such consents being collectively referred to herein as the "Required Consents"). Such liabilities or obligations for which consent to transfer is required and not obtained shall be considered a Practice Expense, as that term is defined in the Practice Management Agreement.

      All of the foregoing to be assumed by PHC-SUB under this SECTION 2.4(a)
                                                               --------------
are referred to herein as the "Practice Group Assumed Liabilities."

      (b) Neither PHC nor PHC-SUB shall assume or be obligated for any, and Practice Group shall solely retain, pay, perform, defend and discharge all of, Practice Group's liabilities or obligations of any and every kind whatsoever, direct or indirect, disclosed or undisclosed, liquidated or unliquidated, absolute or contingent, not expressly assumed by PHC-SUB under SECTION 2.4(a)
                                                               --------------
and, notwithstanding anything to the contrary in SECTION 2.4(a), none of the
                                                 --------------
following shall be "Practice Group Assumed Liabilities" for purposes of this Agreement and Practice Group shall remain responsible for all such matters and shall indemnify PHC-SUB and PHC with respect thereto:

               (i) any liabilities of Practice Group in respect of accounts payable, accrued equipment rentals, accrued salary, payroll and wages, accrued sick or vacation pay or accounting and legal fees or expenses, in each case which arise from the operation of the Practice Group Business or the ownership of the Practice Group Assets prior to the Effective Date;

               (ii) any foreign, federal, state, county or local income, excise, withholding, property, sales, use, franchise and other taxes which arise from the operation of the Practice Group Business or the ownership of the Practice Group Assets prior to the Effective Date;

               (iii)   except as listed in SCHEDULE 2.4(a)(i), any liability or
                                           ------------------
     obligation of Practice Group in respect of indebtedness for borrowed money, including, without limitation, any liability or obligation of Practice Group owing to any partner or affiliate of Practice Group;

               (iv) any costs and expenses incurred by Practice Group incident to its negotiation and preparation of this Agreement or the other documents contemplated hereby and its performance and compliance with the agreements and conditions contained herein or therein;

               (v) except to the extent the parties hereto shall otherwise specifically agree in writing, any liabilities or obligations, whenever arising, related to, associated with or arising out of the employee benefit agreements, plans or arrangements listed in SCHEDULE 4.12;
                                                 -------------

               (vi) any liability or obligation of Practice Group to make or provide severance pay or benefits to any employee of the Practice Group Business prior to the Closing Date who is not extending his or her employment with PHC or PHC-SUB after the Closing Date (it being understood that nothing contained herein is intended to create any obligation of Practice Group, PHC-SUB, or PHC to make or provide severance pay or benefits to any employee);

               (vii) any liabilities or obligations arising as a result of the transfer or assignment of any Practice Group lease, contract or other agreement entered into by Practice Group with respect to the Practice Group Business after the date hereof consistent with the terms of ARTICLE V of
                                                                 ---------
     this Agreement, in each case without any consent required by the terms thereof;

               (viii) any liabilities in respect of the claims, suits, proceedings or investigations described in SCHEDULE 4.7 or SECTION 4.9;
                                                ------------    -----------

               (ix) any of Practice Group's liabilities or obligations under this Agreement or the other agreements contemplated hereby including, without limitation, the liabilities and obligations of Practice Group under the Physician Owner Employment Agreement, as defined herein; and

               (x) any of Practice Group's liabilities or obligations in respect of claims, suits, proceedings or investigations in relation to the treatment or diagnosis of patients or the failure to treat or diagnose patients or otherwise in relation to health care services rendered by or on behalf of Practice Group.

      2.5 Closing Date Actions and Deliveries.  Upon the terms and subject to
          -----------------------------------
the conditions set forth in this Agreement, on the Closing Date:

     (a) Practice Group or Physician, as appropriate, shall execute and deliver
(i) a bill of sale and any other appropriate documents evidencing transfer of the Practice Group Assets, (ii) all of the documents, instruments and opinions required to be delivered by Practice Group or Physician, as appropriate, pursuant to this Agreement and (iii) all such other instruments of assignment, transfer or conveyance as PHC or PHC-SUB may reasonably request or as may be otherwise necessary to evidence and effect the sale, assignment, transfer and delivery of the Practice Group Assets to PHC-SUB; and

     (b) PHC shall pay the Cash Payment portion of the Purchase Price payable at Closing. PHC or PHC-SUB, as applicable, shall deliver or execute and deliver (i) all of the documents and instruments contemplated to be delivered by PHC or PHC-SUB on the Closing Date pursuant to this Agreement and
(ii) all such other instruments of assignment, transfer or conveyance as Practice Group may reasonably request or as may be otherwise necessary to evidence and effect the sale, assignment, transfer and delivery to PHC or PHC-SUB, as the case may be, of the Practice Group.

      2.6 Further Assurances.  On the Closing Date, Practice Group shall (a)
          ------------------
deliver to PHC or PHC-SUB, as the case may be, such other bills of sale, deeds, endorsements, assignments and other good and sufficient instruments of conveyance and transfer, in form reasonably satisfactory to PHC and its counsel, as PHC may reasonably request or as may be otherwise reasonably necessary to vest in PHC all the right, title and interest of Practice Group in, to or under any or all of the Practice Group Assets, and (b) take all steps as may be reasonably necessary to put PHC or PHC-SUB, as the case may be, in actual possession and control of all the Practice Group Assets. From time to time following the Closing, Practice Group shall execute and deliver, or cause to be executed and delivered, to PHC such other instruments of conveyance and transfer as PHC may reasonably request or as may be otherwise necessary to convey more effectively and transfer to, and vest in, PHC and put PHC in possession of, any part of the Practice Group Assets and, in the case of licenses, certificates, approvals, authorizations, agreements, contracts, leases, easements and other commitments included in the Practice Group Assets which cannot be transferred or assigned effectively without the consent of third parties which consent has not been obtained prior to the Closing, to cooperate with PHC and PHC-SUB at their reasonable request in endeavoring to obtain such consent. Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to assign any license, certificate, approval, authorization, agreement, contract, lease, easement or other commitment included in the Practice Group Assets if (i) such assignment is prohibited by applicable law or
(ii) an attempted assignment thereof without the consent of a third party thereto would constitute a breach thereof, unless such consent is obtained.

      2.7 Referrals.  The parties hereto acknowledge and agree that it is not a
          ---------
purpose of this Agreement or any of the transactions contemplated herein to exert influence in any way over the reason or judgment of any party hereto with respect to the referral of patients or business of any nature whatsoever, and that neither Practice Group nor Physician are under any obligation whatsoever to refer any patients or business to PHC or a parent, subsidiary or affiliate of PHC. Likewise, neither PHC nor any of its parent, subsidiaries or affiliates are under any obligation whatsoever to refer any patients or business to Practice Group or its partners or any of their parents, subsidiaries or affiliates (as applicable). It is the intent of all parties hereto that any referrals made among them will continue to be based on the medical judgment and discretion of individual physicians acting in the best interests of the pertinent patient.

      2.8 Employees.   The parties acknowledge and agree that Practice Group
          ---------
intends to terminate all of its employees immediately prior to the Closing Date. PHC-SUB shall offer "at will" employment to all personnel of Practice Group listed on SCHEDULE 2.8 attached hereto (collectively, the "Former SDC
          ------------
Workforce") provided that all Former SDC Workforce:   (i) are immediately able
and qualified to perform the available work and (ii) demonstrate that they are authorized to work in compliance with the Immigration Reform and Control Act of 1986, as amended. All Former SDC Workforce so hired shall be considered "new hires" by PHC-SUB for all purposes and PHC-SUB shall establish all terms and conditions relating to their employment. Notwithstanding the foregoing, the date each employee was hired by the Practice Group Business will be used by PHC-SUB for purposes of determination of eligibility and vesting under all employee benefit plans of PHC-SUB for which such employees are eligible, and such employees shall be initially compensated at the same or greater salary or hourly wage as they received from Practice Group immediately prior to the Closing Date. PHC-SUB shall not, unless it specifically agrees to do so in writing, assume any past or future obligations of Practice Group to such employees, including specifically by way of example, and not limitation, any obligations to pay severance pay to such employees or to provide COBRA continuation benefits, and such obligations shall be and remain obligations of Practice Group. Nothing contained in this SECTION 2.8 or elsewhere in this Agreement shall obligate PHC-
                  -----------
SUB to continue to employ any such former employees for any length of time, and the employment of any such former employees by PHC-SUB, if any, shall be terminable at will for any or no reason at any time after the Closing Date.

                                  ARTICLE III
                       PURCHASE PRICE, OTHER AGREEMENTS
                       --------------------------------

      3.1 Purchase Price.  The purchase price for the Purchased Assets (the
          --------------
"Purchase Price") shall be payable as follows:

     (a) Three Million Seven Hundred Seven Thousand Two Hundred and No/100 Dollars ($3,707,200) paid by PHC to Practice Group at the Closing in cash or other immediately available funds (the "Cash Payment");

     (b) The product of 19.6% multiplied by the sum of the Private Accounts Receivable and the Government Accounts Receivable, as of the Effective Date, not to exceed One Hundred Seventy Five Thousand and No/100 Dollars ($175,000) payable by PHC on April 15, 1998;

     (c) An aggregate of $1,440,000 paid pursuant to the terms of two promissory notes, which shall be executed and delivered by PHC-SUB at Closing, substantially in the forms attached hereto as EXHIBIT I-1 (the "First Promissory
                                              -----------
Note") and EXHIBIT I-2 (the "Second Promissory Note") (collectively, the
           -----------
"Promissory Notes"), which shall bear interest at the rate of 7% per annum. In addition:

          (i) the First Promissory Note in the amount of $720,000 to Practice Group shall be payable in full 24 months after the Closing Date; and

          (ii) the Second Promissory Note in the amount of $720,000 to Practice Group shall be payable in full 36 months after the Closing Date;

     (d)  432,000 of the PHC Prime Shares;

     (e) Within 120 days after the fourth anniversary of the Effective Date, based upon the General Management Fees (as defined in the Practice Management Agreement) as determined by the Atlanta, Georgia office of Arthur Andersen, LLP, and under the following terms and conditions:

          (i) $1,600,000 shall be paid to SDC, or its designee, upon the receipt by PHC-SUB of General Management Fees from the first through the fourth year of operations of the Practices in the cumulative amount of at least $12,000,000; or

          (ii) If PHC-SUB has not received a cumulative amount of at least $12,000,000 in General Management Fees from the first through the fourth years of operations of the Practices, but it has received no less than $7,200,000 and no more than $9,600,000 in cumulative General Management Fees from the first through the fourth years of operations of the Practices, then SDC, or its designee, shall receive eight percent (8%) of the difference between the cumulative General Management Fees received by PHC-SUB during the first four (4) years of operations of the Practices and $7,200,000; or

          (iii) If PHC-SUB has received more than $9,600,000 but less than $12,000,000 in cumulative General Management Fees from the first through the fourth years of operations of the Practices, then SDC, or its designee, shall receive $192,000 plus sixteen percent (16%) of the difference between the cumulative General Management Fees received by PHC-SUB during the first four (4) years of operations of the Practices and $9,600,000.

     (f) Within 120 days after the fifth anniversary of the Effective Date, based upon the General Management Fees as determined by the Atlanta, Georgia office of Arthur Andersen, LLP, and under the following terms and conditions:

          (i) $1,600,000 shall be paid to SDC, or its designee, upon the receipt by PHC-SUB of General Management Fees from the first through the fifth year of operations of the Practices in the cumulative amount of at least $15,000,000; or

          (ii) If PHC-SUB has not received a cumulative amount of at least $15,000,000 in General Management Fees from the first through the fifth years of operations of the Practices, but it has received no less than $9,000,000 and no more than $12,000,000 in cumulative General Management Fees from the first through the fifth years of operations of the Practices, then SDC, or its designee, shall receive eight percent (8%) of the difference between the cumulative General Management Fees received by PHC-SUB during the first five (5) years of operations of the Practices and $9,000,000; or

          (iii) If PHC-SUB has received no more than $12,000,000 but less than $15,000,000 in cumulative General Management Fees from the first through the fifth years of operations of the Practices, then SDC, or its designee, shall receive $240,000 plus sixteen percent (16%) of the difference between the cumulative General Management Fees received by PHC-SUB during the first five (5) years of operations of the Practices and $12,000,000.

     3.2 Government Receivables Advance.
         ------------------------------

     (a) In addition to the Purchase Price, PHC shall advance $800,000 to the Practice Group in immediately available funds (the "Government Receivables Advance"). The Government Receivables Advance shall be evidenced by a promissory note executed by the Practice Group, payable to the order of PHC-SUB in the form as attached hereto as EXHIBIT J (the "Receivables Promissory Note").
                                  ---------

     (b) Repayment of the indebtedness evidenced by the Receivables Promissory Note shall be secured by a security agreement in the form as attached hereto as EXHIBIT K executed by the Practice Group to PHC-SUB, covering the Government
---------
Accounts Receivables (the "Government Receivables Security Agreement").

     (c) The Practice Group shall, until repayment of the Receivables Promissory Note, deposit all proceeds of the Government Accounts Receivables into Account No. 10001953, maintained at First National Bank and Trust of Carbondale, Illinois, in the name of Southern Dependacare - Note Payment Account, in the name of the Practice Group (the "Payment Account"). The depository agreement
                                 ---------------
for the Payment Account shall provide that the account balance in such account shall be "swept" daily into Account No. 10001899, maintained at First National Bank and Trust of Carbondale, Illinois by PHC-SUB. Amounts so swept shall be applied by PHC-SUB first to accrued but unpaid interest and then to outstanding principal evidenced by the Receivables Promissory Note in the inverse order of maturity.

      3.3 Allocation of Purchase Price.  Within 30 days following the Closing
          ----------------------------
Date, PHC, PHC-SUB and Practice Group shall agree to an Allocation Schedule (the "Allocation Schedule") allocating the Purchase Price among the Purchased Assets for accounting and other purposes. PHC, PHC-SUB and Practice Group further agree that the Allocation Schedule shall be prepared in accordance with Section 1060 of the Code and any tax returns or other tax information they may file or cause to be filed with any governmental agency shall be prepared and filed consistently with the Allocation Schedule. In this regard, PHC and Practice Group agree that, to the extent required, they will each properly prepare and file Form 8594 in accordance with Section 1060 of the Code and applicable state law.


                                  ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF PHYSICIAN
                  -------------------------------------------
                              AND PRACTICE GROUP
                              ------------------

     As a material inducement to PHC to enter into this Agreement, Physician and Practice Group hereby, jointly, severally and unconditionally, represent and warrant to PHC as follows:

      4.1 Organization, Standing and Authority of Practice Group.  Practice
          ------------------------------------------------------
Group is a corporation duly organized and validly existing under the laws of the State of Alabama. Practice Group has the full requisite corporate power and authority to (a) own all its assets and properties on the date hereof and (b) execute and deliver this Agreement and each other document or instrument contemplated hereby (collectively, the "Transaction Documents") and perform its obligations hereunder and thereunder according to their respective terms. Practice Group is not a participant in any joint venture, partnership, association or similar business arrangement with any other person or party.

      4.2 Absence of Conflicting Agreements or Required Consents Relating to
          ------------------------------------------------------------------
Physician and Practice Group's Respective Obligations.  The execution, delivery
-----------------------------------------------------
and performance by Physician and Practice Group, respectively, of the Transaction Documents (with or without the giving of notice, the lapse of time, or both): (a) except as expressly set forth on SCHEDULE 4.2, do not require the
                                                ------------
consent of any governmental or regulatory authority or any other third party;
(b) will not conflict with any provision of Practice Group's articles of incorporation, regulations or other organizational documents; (c) will not conflict with, result in a breach of, or constitute a default under any law, ordinance, regulation, ruling, judgment, order or injunction of any court or governmental instrumentality to which Physician or Practice Group is a party or by which Physician or Practice Group or their respective properties are bound;
(d) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license or permit, material to this transaction, to which Physician or Practice Group is a party or by which Physician, Practice Group or their respective properties are bound; and (e) will not create any claim, lien, charge or encumbrance upon any of the assets or properties of Practice Group.

      4.3 Licenses and Authorizations.  Each physician member of  Practice Group
          ---------------------------
holds all valid licenses, permits and other rights and authorizations required by any federal law, ordinance, regulation or ruling of any governmental regulatory authority necessary to practice medicine in the jurisdictions in which each physician practices medicine. A correct and complete list of all such licenses, permits and other authorizations is set forth in SCHEDULE 4.3 hereto.
                                                           ------------
None of such licenses has been revoked or suspended or is the subject of any proceeding or action for revocation or suspension.

      4.4 Lease Agreements.  SCHEDULE 4.4 hereto contains a current list of all
          ----------------   ------------
the lease agreements and license and sublicense agreements to which Practice Group and/or Physician are parties and pursuant to which the Practice Group and/or Physician lease (whether as lessor or lessee) or license (whether as licensor or licensee) any real or personal property related to the operation of the Practice Group Business (the "Lease Agreements"). Practice Group has delivered to PHC true and complete copies of all of the Lease Agreements. Each of the Lease Agreements is valid and effective in accordance with its terms, and there is not under any of such Lease Agreements (a) any existing or claimed default by Practice Group or Physician or event of default or event which with notice or lapse of time, or both, would constitute a default by Practice Group or Physician, or (b) any existing default by any other party under any of the Lease Agreements or any event of default or event which with notice or lapse of time, or both, would constitute a default by any such party.

      4.5 Financial Statements.  Attached hereto as SCHEDULE 4.5 are Practice
          --------------------                      ------------
Group's unaudited financial statements ("Interim Financial Statements")for the twelve months ending March 31, 1997 and for the period ending June 30, 1997 (the "Interim Financial Date"), reflecting the results of the operations and financial condition of Practice Group Business at such dates which have been prepared in accordance with the federal income tax basis of accounting (cash method) consistently applied (collectively, the "Practice Group's Financial Statements"). The Practice Group's Financial Statements: (i) present fairly in all material respects the financial position of Practice Group and the Practice Group Business as of the dates indicated and present fairly in all material respects the results of Practice Group's operations for the periods then ended in accordance with the federal income tax basis of accounting (cash method) and
(ii) are in accordance with the books and records of the Practice Group, as the case may be, which have been properly maintained and are complete and correct in all material respects.

      4.6 Absence of Changes.  Except as expressly set forth in SCHEDULE 4.6
          ------------------                                    ------------
hereto and as permitted or contemplated by this Agreement, since the Interim Financial Date, Physician and Practice Group have conducted the Practice Group Business only in the ordinary course of business consistent with past practices, and have not:

          (a) Suffered any material adverse change in its working capital, condition (financial or otherwise), assets, liabilities, reserves, business or operations (such change, a "Material Adverse Effect");

          (b) Paid, discharged or satisfied any material liability other than the payments, discharge or satisfaction of liabilities in the ordinary course of business;

          (c) Written off as uncollectible any receivable, except for contractual discounts and write-offs in the ordinary course of business, exceeding Five Thousand and No/100 Dollars ($5,000) in the aggregate;

          (d) Canceled or compromised any debts or waived or permitted to lapse any claims or rights or sold, transferred or otherwise disposed of any of its properties or assets, exceeding Five Thousand and No/100 Dollars ($5,000) in the aggregate;

          (e) Entered into any commitment or transaction not in the ordinary course of business or made any capital expenditure or commitment in excess of Five Thousand and No/100 Dollars ($5,000.00);

          (f) Made any change in any method of accounting or accounting practice for financial or income tax purposes;

          (g) Incurred any liabilities or obligations (absolute, accrued or contingent) in excess of Five Thousand and No/100 Dollars ($5,000.00), except for trade payables incurred in the ordinary course of business;

          (h) Mortgaged, pledged, subjected or agreed to subject, any of its assets, tangible or intangible, to any lien, claim or encumbrance, except for liens of current personal property taxes not yet due and payable;

          (i) Sold or otherwise transferred any ownership interest in Practice Group;

          (j) Increased any salaries, wages or any employee benefits for any employee except in the ordinary course of business;

          (k) Hired, committed to hire or terminated any employee except in the ordinary course of business; or

          (l) Agreed, whether in writing or otherwise, to take any action particularly described in this SECTION 4.6.
                                             -----------

      4.7 Litigation and Claims.  Except as expressly set forth in SCHEDULE 4.7
          ---------------------                                    ------------
hereto, there are no claims, lawsuits, counterclaims, proceedings, or investigations pending, and to Physician's or Practice Group's knowledge threatened, against or affecting Physician, Practice Group, the Practice Group Business or any licensed professional or other individual employed by or under contract with the Practice Group Business in any court or before any arbitrator or governmental authority or agency, and to Physician's or Practice Group's knowledge, there is no reasonable basis for any such action or any state of facts or occurrence of any event which would be likely to give rise to the foregoing which has or would be likely to have a Material Adverse Effect on the Practice Group, on Physician's or Practice Group's performance hereunder, or on the continued operation of the Practice Group Business. There are no unsatisfied judgments against Physician, Practice Group, the Practice Group Business, or any licensed professional or other individual affiliated with the Practice Group, or any consent decrees to which any of the foregoing are subject which would reasonably be likely to have a Material Adverse Effect on the Practice Group, on Practice Group's or Physician's performance hereunder, or on the continued operation of the Practice Group Business.

      4.8 No Undisclosed Liabilities.  Except as and to the extent reflected in
          --------------------------
the Practice Group's Financial Statements or as expressly shown in SCHEDULE 4.8
                                                                   ------------
hereto, Practice Group has no material liability or obligation whatsoever, whether matured, unmatured, absolute, contingent or otherwise, except for liabilities and obligations incurred in the ordinary course of its business since the Interim Financial Date, which do not in the aggregate have a Material Adverse Effect on the Practice Group or the Practice Group Business.

      4.9 No Violation of Law, Generally.
          ------------------------------

          (a) Except as expressly set forth in SCHEDULE 4.9(a) hereto, to the
                                               ---------------
     Physician's or Practice Group's knowledge, neither Practice Group nor Physician has been or shall be as of the Closing Date (by virtue of any action, omission to act, contract to which it is a party or any occurrence or state of facts whatsoever) in violation of any applicable local, state or federal law, ordinance, regulation, order, injunction or decree, or any other requirement of any governmental body, agency or authority or court binding on it, or relating to its property or business or its advertising, sales, referral or pricing practices (including, without limitation, Titles 18 and 19 of the Social Security Act and all applicable zoning and use laws).

          (b) Billing Practices/Regulatory Compliance.
              ---------------------------------------

              (i)  Billing Practices Generally.  Except as expressly set forth
                   ---------------------------
                   in SCHEDULE 4.9(b)(i) hereto, neither to Physician's nor
                      ------------------
                   Practice Group's knowledge, all billing practices by Practice Group to all third party payors, including, but not limited to, the federal Medicare program, state Medicaid programs and private insurance companies, have been true, fair and correct and in compliance with all applicable laws, regulations and policies of all such third party payors, and Practice Group has not billed for or received any payment or reimbursement in excess of amounts allowed by law. Except for the accounts receivable expressly set forth on Schedule 4.9(b)(i) hereto
                                                     ------------------
                   (the "Excluded Government Receivables") none of the accounts receivable are subject to any right of offset or are being contested by any payer, including without limitation, Medicare or Medicaid.

              (ii) Fraud and Abuse. Except as expressly set forth in SCHEDULE
                   ---------------                                   --------
                   4.9(b)(ii) hereto, Practice Group, its officers and
                   ----------
                   directors, and persons and entities providing professional services for Practice Group, have not engaged in any activities which are prohibited under the federal Fraud and Abuse Statute, 42 U.S.C. (S) 1320 a-7b and Regulations contained in 42 CFR (S) 1001 et seq. (the "Fraud and Abuse Statute"), or related state or local statutes or regulations, or which are prohibited by rules of professional conduct, including, but not limited, to the following: (a) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment; (b) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (c) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind (1) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid or (2) in return for purchasing, leasing, or ordering or arranging for or recommending purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part by Medicare or Medicaid; and (d) knowingly and willfully offering or paying any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind to any person to induce such person (1) to refer an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part under Medicare or Medicaid or (2) to purchase, lease, order, or arrange for or recommend purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part under Medicare or Medicaid.

          (c) Transactions with Referral Sources.  Except as expressly set forth
              ----------------------------------
              in SCHEDULE 4.9(c), neither Physician nor Practice Group nor any
                 ---------------
              affiliate of Practice Group, nor any director, officer or employee thereof, is a party to any contract, lease, agreement or arrangement, including, but not limited to, any joint venture or consulting agreement with any physician, hospital, nursing facility, home health agency or other person who is in a position to make or influence referrals to or otherwise generate business for Practice Group to provide services, lease space, lease equipment or engage in any other venture or activity.

     4.10 Properties.
          ----------

          (a) SCHEDULE 4.10(a) hereto sets forth a current and complete list and
              ----------------
              description of all of the tangible and intangible assets owned by Practice Group as of the Interim Financial Date.

          (b) SCHEDULE 4.10(b) hereto sets forth a current and complete list of
              ----------------
              all property, equipment and other assets leased, subleased, or licensed or sublicensed by Practice Group including, without limitation, all computer hardware and software (collectively, the "Leased Equipment").

          (c) To the extent not expressly itemized in the Interim Financial Statements, SCHEDULE 4.10(c) hereto sets forth a current and
                          ----------------
              complete list and description of all equipment, utility and other deposits owned by Practice Group.

          (d) Except as expressly set forth and described on SCHEDULE 4.10(d),
                                                             ----------------
              Practice Group: (i) has good, valid and indefeasible title to all of the Practice Group Assets which it purports to own, including all the personal property and assets reflected, but not shown as leased or encumbered, in the Interim Financial Statements (except for inventory and assets sold in the ordinary course of business consistent with past practice and supplies consumed in the ordinary course of business consistent with past practice since the Interim Financial Date) and (ii) owns the Practice Group Assets free and clear of all title defects or objections, liens, restrictions, claims, charges, security interest, or other encumbrances of any nature whatsoever, including any mortgages, leases, chattel mortgages, conditional sales contracts, collateral security arrangements and other title or interest retention arrangements.

          (e) All of the Leased Equipment and tangible assets owned by Practice Group are in good operating condition and repair and will be in such condition on the Closing Date.

          (f) All of the durable and nondurable supplies owned by Practice Group are of a quality and quantity usable in the ordinary and usual course of the business of Practice Group.

          (g) No assets, rights or interests are required in addition to those tangible assets, Leased Equipment, rights and interests owned by Practice Group in order to manage or operate the Practice Group Business.

     4.11 Indebtedness.  SCHEDULE 4.11 sets forth a current and complete list
          ------------   -------------
and description of all instruments or other documents relating to any direct or indirect indebtedness for borrowed funds of Practice Group in excess of Five Thousand and No/100 Dollars ($5,000.00), as well as indebtedness by way of lease purchase arrangements, guarantees, undertakings on which others rely in extending credit and all conditional sales contracts, chattel mortgages and other security arrangements with respect to personal property used or owned by Practice Group. Practice Group has not loaned funds to or guaranteed a loan to any employee or shareholder of Practice Group or other investor in Practice Group that is in a position, directly or indirectly to make or influence referrals of patients to, furnish items or services to, or otherwise generate business for the Practice Group.

     4.12 Employee Contracts, Union Agreements and Employee Benefits.  Except as
          ----------------------------------------------------------
set forth on SCHEDULE 4.12 hereto, Practice Group is not a party to any
             -------------
employment contract (except for oral employment agreements which are terminable by Practice Group at will), consulting or collective bargaining contracts, deferred compensation, pension (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended, and all rules and regulations from time to time promulgated thereunder ("ERISA")), profit sharing, bonus or other nonqualified benefit or compensation commitments, benefit plans, arrangements or plans (whether written or oral), including all welfare plans, as defined in Section 3(l) of ERISA, of or pertaining to any present or former employee of Practice Group, or its predecessors in interest, that have been in effect at any time within the past five (5) years.

     4.13 Labor Relations.  Except as expressly set forth in SCHEDULE 4.13
          ---------------                                    -------------
hereto:

          (a) There is no unfair labor practice, charge or complaint or any other matter against or involving Practice Group pending or, to the Physician's or Practice Group's knowledge, threatened before the National Labor Relations Board or any court of law;

          (b) There are no charges, investigations, administrative proceedings or formal complaints of discrimination (including discrimination based upon sex, age, marital status, race, national origin, the making of workers' compensation claims, sexual preference, handicap or veteran status) pending or threatened before the Equal Employment Opportunity Commission or any federal, state or local agency or court against Practice Group. There have been no governmental audits of the equal employment opportunity practices of Practice Group, and to Physician's or Practice Group's knowledge, no reasonable basis for any such audit exists; and

          (c) There are no inquiries, investigations or monitoring activities of any licensed, registered, or certified professional personnel employed by, credentialed or privileged, or under contract with Practice Group or the Practice Group Business pending or, to Physician's or Practice Group's knowledge, threatened by any state professional board or agency charged with regulating the professional activities of health care practitioners or providers.

     4.14 Contracts and Commitments.  Except as expressly set forth in SCHEDULE
          -------------------------                                    --------
4.14  hereto:
----

          (a) No written or oral contract or commitment to which Practice Group is a party or is bound continues for a period of more than six (6) months from the date hereof or requires payments by Practice Group after the Closing Date, in the aggregate, in excess of Five Thousand and No/100 Dollars ($5,000.00);

          (b) There are no written or oral contracts or agreements to which Practice Group is a party or is bound:

              (i) With any of the directors, officers or shareholders of the Practice Group, or

              (ii) With any person related by blood or marriage to any director, officer or shareholder of Practice Group or with any company or other organization in which anyone related by blood or marriage to Practice Group has a direct or indirect financial interest;

          (c) Neither Practice Group nor Physician is a party to or bound by any contracts or agreements containing covenants prohibiting or limiting the freedom of Physician and/or Practice Group to compete in any line of business or to subject the employees or patients of any business in any geographic area or requiring Physician and/or Practice Group to share any profits;

          (d) Neither Practice Group nor Physician is a party to any existing agreement for the management or administration of the Practice Group Business, and neither Practice Group nor the Physician are obligated to become a party to any such management or administration agreement;

          (e) Neither Practice Group nor Physician is a party to or bound by any contract, agreement or other arrangement that has had or may in the future have a Material Adverse Effect upon the Practice Group; and

          (f) Neither Practice Group nor Physician is a party to or bound by any contract, agreement or other arrangement, requiring the personal services of another person or entity which would be reasonably likely to violate any of the provisions of the Fraud and Abuse Statute.

     4.15 Environmental Protection.  Except as would not reasonably be expected
          ------------------------
to have a Material Adverse Effect, Practice Group has obtained all permits, licenses and other authorizations and filed all notices which are required to be obtained or filed by Physician and/or Practice Group for the operation of the Practice Group Business under federal, state and local laws relating to pollution, protection of the environment or the generation or disposal of waste. Except as would not reasonably be expected to have a Material Adverse Effect, Practice Group is in compliance in all material respects with all terms and conditions of such required permits, licenses and authorizations. Except as would not reasonably be expected to have a Material Adverse Effect, Practice Group is in compliance with all other applicable limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in those laws or contained in any law, regulation, code, plan, order, decree, judgment, notice or demand letter issued, entered, promulgated or approved thereunder. Except as expressly disclosed on SCHEDULE
                                                                      --------
4.15  hereto and, except as would not reasonably be expected to have a Material
----
Adverse Effect, there are no past or present events, conditions, circumstances, activities, practices, incidents, actions or plans which may interfere with or prevent continued compliance, or which may give rise to any common law or statutory liability or, to Physician's or Practice Group's knowledge, otherwise form the basis of any claim, action, suit, proceeding, hearing or investigation, based on or related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling, or the emission, discharge, release or threatened release into the environment, or any pollutant, contaminant, or hazardous or toxic material or waste (including medical waste) with respect to Practice Group or the Practice Group Business.

     4.16 Filing of Reports.  All returns, reports, plans and filings of any
          -----------------
kind or nature necessary to be filed by Practice Group with any governmental authority have been properly completed and timely filed in compliance with all applicable requirements where failure to so file would have a Material Adverse Effect on the Practice after the Closing.

     4.17 Insurance Policies.  SCHEDULE 4.17  hereto sets forth a complete and
          ------------------   -------------
accurate list and description of all insurance policies in force naming Practice Group, the Physician or any director, officer or employee thereof, as an insured or beneficiary or as a loss payee or for which Practice Group has paid or is obligated to pay all or any part of the premiums including, without limitation, all general liability, malpractice, fire, health, disability and life insurance policies. Practice Group has not received notice of any pending or threatened termination or premium increase (retroactive or otherwise) with respect thereto, and Practice Group and Physician are in compliance with all conditions contained therein. Except as expressly set forth on SCHEDULE 4.17 hereto, there are no
                                           -------------
pending claims against such insurance by Practice Group as to which insurers are defending under reservation of rights or have denied liability, and except as set forth on SCHEDULE 4.17 hereto, there exists no claim under such insurance
             -------------
that has not been properly filed or reported by Practice Group.

     4.18 Accounts Receivable.  Attached hereto as SCHEDULE 4.18.1 is a true,
          -------------------                      ---------------
complete and accurate list and aging of all accounts receivable of Practice Group as of the dates provided on SCHEDULE 4.18.1, which are payable by private
                                  ---------------
payors (the "Private Accounts Receivable").  Attached hereto as SCHEDULE 4.18.2
                                                                ---------------
is a list and aging of accounts receivable of Practice Group as of the dates provided on SCHEDULE 4.18.2, which are payable by Medicare or Medicaid. The
            ---------------
accounts set forth on SCHEDULE 4.18.2 less the Medicare Withheld Amount shall be
                      ---------------
the "Government Accounts Receivable".   All such accounts receivable arose in
the ordinary course of the business of Practice Group for the provision of professional services, have not been previously written off as bad debts and are properly recorded in the Interim Financial Statements.

     4.19 Accounts Payable.  Attached hereto as SCHEDULE 4.19  is a current and
          ----------------                      -------------
complete list of all accounts payable of Practice Group as of the Interim Financial Date, including each individual indebtedness of Five Hundred and No/100 Dollars ($500.00) or more and setting forth the payee, the amount of indebtedness and such additional information as may be material with respect to any such account payable.

     4.20 Inventory.  All items of inventory of the Practice Group Business
          ---------
reflected on the Interim Financial Statements consisted, all such items on hand on the date of this Agreement consist, and all such items on hand on the Closing Date will consist, of items of a quality and a quantity usable in the ordinary course of the Practice Group's business and conform to generally accepted standards for physician medical practices. The purchase commitments of Practice Group for inventory are not materially in excess of normal requirements, and none of such purchase commitments were made at prices in excess of prevailing market prices at the time of purchase.

     4.21 Inspections and Investigations.  Neither the Physician's nor Practice
          ------------------------------
Group's right nor the right of any licensed professional or other individual employed by or under contract with the Practice to receive Medicare and Medicaid reimbursements has been terminated or otherwise adversely affected as a result of any investigation or action by any federal or state governmental regulatory authority. Except as expressly set forth and described on SCHEDULE 4.21, to
                                                           -------------
Physician's or Practice Group's knowledge, neither Practice Group nor the Physician nor any licensed professional or other individual affiliated with the Practice Group Business has, during the past three (3) years, been the subject of any inspection, investigation, survey, audit or monitoring by any governmental regulatory entity, trade association, professional review organization, accrediting organization or certifying agency, nor has Practice Group, the Physician or the Practice Group Business received from any such entity any notice of deficiency in connection with the operation of the Practice Group Business. No physician of the Practice Group has been the subject of a "medical malpractice action or claim" or a "professional review action" within the last three (3) years as those terms are defined in the Health Care Quality Improvement Act of 1986, as amended. Attached as part of SCHEDULE 4.21 hereto
                                                          -------------
are copies of all reports, correspondence, notices and other documents relating to any such inspection, investigation, survey, audit, monitoring or other form of review to which any of the foregoing has been subject.

     4.22 Ownership of Medical Service Practice(s).  Except as expressly set
          ----------------------------------------
forth in SCHEDULE 4.22 hereto, neither Physician nor any member of Physician's
         -------------
family owns any interest in nor has a financial relationship with any health care facility, practice or entity other than Practice Group (including, without limitation, any physician or physician practice, allied professional services related to oncology, or any physician management services organization, or any provider of ancillary or specialty services including, but not limited to, laboratory and radiology services).

     4.23 Agreements in Full Force and Effect.  Except as expressly set forth in
          -----------------------------------
the Schedules to this Agreement, all contracts, agreements, plans, leases, policies and licenses referred to, or required to be referred to, in any Schedule delivered hereunder are valid and binding and are in full force and effect and are enforceable in accordance with their terms, except to the extent that the validity or enforceability thereof may be limited by bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally. There is no pending or, to Physician's or Practice Group's knowledge, threatened bankruptcy, insolvency or similar proceeding with respect to any party to such agreements, and no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder by Practice Group, Physician or any other party thereto.

     4.24 Taxes.
          -----

          (a) As used in this Agreement, "Taxes" means all taxes, fees, assessments, levies, duties and other charges of any nature imposed by any federal, state, local or foreign taxing authority, together with all interest, penalties, fines and other additions imposed in respect thereof, with the exception of any federal or state employment or unemployment taxes, fees, assessments, levies, duties or other charges.

          (b) As used in this Agreement, "Tax Returns" means all original and amended returns, declarations, certifications, statements, notices, elections, estimates, reports, claims for refund and information returns relating to or required to be filed or maintained in connection with any Tax, together with all schedules and attachments thereto, with the exception of any federal or state employment or unemployment tax or information returns.

          (c) All Tax Returns required to have been filed by the Practice Group have been timely filed (taking into account duly granted extensions) and are true, correct and complete in all material respects. Except as disclosed in SCHEDULE 4.24, (i) the
                                                -------------
              Practice Group is not currently the beneficiary of any extension of time within which to file any Tax Return, and (ii) no claim has ever been made by any governmental authority in a jurisdiction where the Practice Group does not file Tax Returns that the Practice Group is or may be subject to taxation by that jurisdiction.

          (d) All Taxes of the Practice Group which have become due (without regard to any extension of the time for payment and whether or not shown on any Tax Return) have been paid. The Practice Group has withheld and paid over to the applicable taxing authority all Taxes required to have been withheld and paid over and has complied with all information reporting and back-up withholding requirements relating to Taxes. There are no liens with respect to Taxes on any of the assets of the Practice Group, other than liens for Taxes not yet due and payable or for Taxes disclosed in
              SCHEDULE 4.24 that are being contested in good faith through
              -------------
              appropriate proceedings and for which adequate reserves have been established in the Practice Group's Financial Statements.

          (e) The accrued unpaid Taxes of the Practice Group at the Closing Date will not exceed the amount of the current liability accruals for Taxes (exclusive of reserves for deferred Taxes established to reflect timing differences) reflected in the calculation of the Closing Working

              Capital Amount. For this purpose, the portion of any Tax imposed on a periodic basis that is attributable to a taxable period beginning before and ending after the Closing Date shall be determined by apportioning the Tax for the entire period based upon the number of days in the period, except that any such Tax measured by income or receipts shall be apportioned based upon actual results of operations through the end of the Closing Date.

          (f) No deficiencies exist or have been asserted or are expected to be asserted (verbally or in writing) with respect to Taxes of the Practice Group and the Practice Group has not received notice nor does it expect to receive notice (verbally or in writing) that it has not filed a Tax Return or paid any Taxes required to be filed or paid by it. No audit, examination, investigation, action, suit, claim or proceeding relating to the determination, assessment or collection of any Tax of the Practice Group is currently in process, pending or, to Physician's or Practice Group's knowledge, threatened (verbally or in writing). No waiver or extension of any statute of limitations relating to the assessment or collection of any Tax of the Practice Group is in effect. There are no outstanding requests for rulings with any taxing authority relating to Taxes of the Practice Group.

          (g) The Practice Group is not and has never been (i) a party to any tax sharing agreement or arrangement (formal or informal, verbal or in writing), or (ii) a member of an affiliated group of corporations (within the meaning of Section 1504 of the Code) filing a consolidated federal income Tax Return, or any similar group under analogous provisions of other law.

          (h) The Practice Group has delivered to PHC true and complete copies of all federal, state, local and foreign income Tax Returns filed by the Practice Group for its three most recently ended taxable years, together with all related examination reports, statements of deficiencies and closing and other agreements. SCHEDULE 4.24
                                                                -------------
              indicates which, if any, of such returns have been, or currently are, the subject of any audit, examination or other Tax proceeding.

          (i) The Practice Group (i) has not filed a consent under Code Section 341(f) concerning collapsible corporations; (ii) is not a "foreign person" as defined in Code Section 1445(f)(3); (iii) is not and has not been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii); (iv) does not own and has not owned any interest in any "controlled foreign corporation" as defined in Code Section 957 or "passive foreign investment company" as defined in Code Section 1296; (v) is not and has not been a party to any agreement or arrangement for which partnership Tax Returns are required to have been filed; (vi) does not own any asset that is subject to a "safe harbor lease" within the meaning of Code Section 168(f)(8), as in effect prior to amendment by the Tax Equity and Fiscal Responsibility Act of 1982;
              (vii) does not own any "tax-exempt use property" within the meaning of Code Section 168(h) or "tax exempt bond financed property" within the meaning of Code Section 168(g)(5); and (vii) has not agreed to and is not required to make any adjustment under Code Section 481(a) by reason of a change in accounting method or otherwise.

          (j) As used in this SECTION 4.24 only, "Practice Group" shall be
                              ------------
              deemed to include any and all subsidiaries and predecessor entities.

     4.25 Corporate Documents.  The corporate minute books of Practice Group,
          -------------------
made available by Practice Group to PHC prior to the date hereof, accurately reflect all significant corporate actions taken by the directors and shareholder of Practice Group or any committee of the Board of Directors of Practice Group, and contain true and accurate copies of or originals of the respective minutes of all meetings or consent actions of the directors and shareholder of Practice Group and any committee of the Board of Directors of Practice Group.

     4.26 Statements True and Correct.  No representation or warranty made by
          ---------------------------
Physician or Practice Group herein, nor any statement, certificate or instrument furnished or to be furnished by Physician or Practice Group to PHC pursuant to this Agreement or any other document, agreement or instrument referred to herein or therein, contains or will contain any untrue statement of material fact or omits or will omit any material fact necessary to make the statements contained therein not misleading.


                                   ARTICLE V
               REPRESENTATIONS AND WARRANTIES OF PHC AND PHC-SUB
               -------------------------------------------------

      As an inducement to Physician and Practice Group to enter into this Agreement, PHC and PHC-SUB hereby represent and warrant to Physician and to Practice Group as follows:

      5.1 Organization, Standing and Authority of PHC and PHC-SUB.  PHC is a
          -------------------------------------------------------
corporation duly organized and validly existing under the laws of the State of Delaware and qualified to do business in all locations where the nature of its business or the ownership of its assets or properties requires such qualification. PHC-SUB is a corporation duly organized and validly existing under the laws of the State of Georgia and qualified to do business in all locations where the nature of its business or the ownership of its assets or properties requires such qualification. PHC and PHC-SUB have the full requisite corporate power and authority to (a) own all their respective assets and properties and to operate their respective businesses as conducted on the date hereof and (b) execute and deliver the Transaction Documents and perform their respective obligations hereunder and thereunder according to their respective terms. Neither PHC nor PHC-SUB is a participant in any joint venture, partnership, association or similar business arrangement with any other person or party, other than the various management services agreements and similar agreements which it has entered into and enters into from time to time as part of its business. This Agreement has been duly authorized, executed and delivered by PHC and PHC-SUB and is the legal, valid and binding obligation of PHC and PHC-SUB, as applicable, enforceable in accordance with its terms, and each of the Transaction Documents has been duly authorized by PHC and PHC-SUB, where applicable, and upon execution and delivery by PHC and/or PHC-SUB, as applicable, will be a legal, valid and binding obligation of PHC and, where applicable, PHC-SUB.

      5.2 Absence of Conflicting Agreement or Required Consents Relating to
          -----------------------------------------------------------------
PHC's Obligations.  Except as expressly set forth on SCHEDULE 5.2,  the
-----------------                                    ------------
execution, delivery and performance by PHC and PHC-SUB of the Transaction Documents (with or without the giving of notice, the lapse of time, or both):
(a) do not require the consent of any governmental or regulatory authority or any other third party; (b) will not conflict with any provision of either (i) PHC's restated certificate of incorporation, bylaws or other organizational documents or (ii) PHC-SUB's certificate of incorporation, bylaws or other organizational documents; (c) will not conflict with, result in a breach of, or constitute a default under any law, ordinance, regulation, ruling, judgment, order or injunction of any court or governmental instrumentality to which either PHC or PHC-SUB is a party or by which either PHC or PHC-SUB is bound; (d) will not conflict with, constitute grounds for termination of, result in a breach of, constitute a default under, or accelerate or permit the acceleration of any performance required by the terms of any agreement, instrument, license or permit, material to this transaction, to which either PHC or PHC-SUB is a party or by which either PHC or PHC-SUB is bound and (e) will not create any claim, lien, charge or encumbrance upon any of the assets or properties of either PHC or PHC-SUB.

      5.3 Capital Stock of PHC.  The PHC Prime Shares and the PHC Common Shares
          --------------------
are duly authorized, and when issued to Physician by PHC, will be validly issued, fully paid and nonassessable. As of the date of this Agreement, PHC has: a total of 20,000,000 of the PHC Prime Shares authorized of which 3,112,166 are issued and outstanding; a total of 20,000,000 shares of the PHC Common Shares authorized of which 4,463,964 are issued and outstanding, a total of 20,000,000 shares of its Non-Voting Common Stock authorized of which zero (0) are issued and outstanding; a total of five hundred thousand (500,000) shares of its Class A Stock authorized of which 200,000 are issued and outstanding; and a total of 15,000,000 shares of Preferred Stock authorized of which 2,906,679 of the Series B Voting Preferred Stock and 917,814 of the Series B Non-Voting Preferred Stock are issued and outstanding. Except as set forth in SCHEDULE 5.3 and except for the transactions contemplated by
                ------------
this Agreement, there are no agreements, arrangements, options, warrants, call, rights or commitments of any character relating to the issuance, sale, purchase or redemption of any of the PHC Prime Shares or the PHC Common Shares. All of the outstanding PHC Prime Shares or the PHC Common Shares are validly issued, fully paid and nonassessable. All of the outstanding PHC Prime Shares and the PHC Common Shares are validly issued, fully paid and nonassessable. All of the outstanding PHC Prime Shares and the PHC Common Shares are owned of record and, to the best knowledge of PHC and PHC-SUB, beneficially as set forth in SCHEDULE
                                                                       --------
5.3, and, to the best knowledge of PHC and PHC-SUB, are free from any
---
encumbrances, liens, security interests or pledges, except (i) for the Second Amended and Restated Stockholders' Agreement and (ii) as set forth in SCHEDULE
                                                                      --------
5.3. The name of each of the holders of record of the outstanding PHC Prime
---
Shares and the PHC Common Shares and the respective number of outstanding shares held of record by each holder are set forth in SCHEDULE 5.3.
                                               ------------

      5.4   Representations Regarding Disclosure Documents.  PHC has provided to
            ----------------------------------------------
Physician and to Practice Group a Third Restated Certificate of Incorporation of PHC, Bylaws of PHC, Second Amended and Restated Stockholders' Agreement, dated June 16, 1997, Marketing Materials, Stock Analysis, and Options and Warrants Analysis dated as of September 2, 1997. PHC-SUB has provided to Physician and to Practice Group the Certificate of Incorporation and Bylaws of PHC-SUB. PHC and PHC-SUB represent that none of these documents are false or misleading in any material respect or fails to state a fact necessary to make the statement therein not misleading in any respect. PHC and PHC-SUB acknowledge and agree that Physician and Practice Group have relied upon representations in the foregoing documents in connection with the execution of the Agreement and the Transaction Documents. To the best knowledge of PHC and PHC-SUB, there is no fact which adversely affects or in the future is likely to adversely affect the assets or in the future is likely to adversely affect the assets or property of PHC or PHC-SUB or their respective businesses which has not been set forth or referred to in this Agreement or in the Schedules attached hereto.

       5.5  No Violation of Law.  To  PHC's or PHC-SUB's  knowledge, neither PHC
            -------------------
nor PHC-SUB have been or shall be, as of the Closing Date (by virtue of any act, omission to act, contract to which it is a party or any current state of facts whatsoever) in violation of any applicable material local, state or federal law, ordinance, regulation, order, injunction or decree, or any other requirement of any other governmental body, agency, authority or court binding on either PHC or PHC-SUB, or relating to PHC's or PHC-SUB's property or business which could have a Material Adverse Effect.

      5.6   Litigation and Claims.  Except as expressly set forth in SCHEDULE
            ---------------------                                    --------
5.6, there are no claims, lawsuits, counterclaims, proceedings, or
---
investigations pending, or to PHC's or PHC-SUB's knowledge, threatened, against or affecting PHC or PHC-SUB in any court or before any arbitrator or governmental authority or agency, and, to PHC's or PHC-SUB's knowledge, there is no basis for any such action or state of facts or occurrence of any event which might give rise to the foregoing which has or could have a Material Adverse Effect on PHC. There are no unsatisfied judgments against PHC or PHC-SUB or any consent decrees to which PHC or PHC-SUB are subject which would have a Material Adverse Effect on PHC or PHC-SUB.

      5.7   Financial Statements of PHC.  Attached hereto as SCHEDULE 5.7 are
            ---------------------------                      ------------
PHC's audited financial statements for the calendar year ending December 31, 1996, and the interim financial statements for the six (6) month period ending June 30, 1997 (collectively, the "PHC Financial Statements"), reflecting the results of the operations and financial condition of PHC as of such date, which have been prepared in accordance with generally accepted accounting principles consistently applied, subject, in the case of PHC's interim financial statements, to normal year-end adjustments. The PHC Financial Statements: (i) present fairly in all material respects the financial position of PHC as of the dates indicated and present fairly in all material respects the results of PHC's operations for the periods then ended in accordance with GAAP and (ii) are in accordance with the books and records of PHC which have been properly maintained and are complete and correct in all material respects.

      5.8   No Violation of Law, Generally.
            ------------------------------

            (a) Billing Practices Generally.  To PHC's and PHC-SUB's knowledge,
                ---------------------------
                all billing practices by either PHC or PHC-SUB to all third party payors, including, but not limited to, the federal Medicare program, state Medicaid programs and private insurance companies, have been true, fair and correct and in compliance with all applicable laws, regulations and policies of all such third party payors, and neither PHC nor PHC-SUB have billed for or received any payment or reimbursement in excess of amounts allowed by law.

            (b) Fraud and Abuse.  Neither PHC nor PHC-SUB have engaged in any
                ---------------
                activities that are prohibited under the federal Fraud and Abuse Statute, or related state or local statutes or regulations, or which are prohibited by rules of professional conduct, including, but not limited, to the following: (a) knowingly and willfully making or causing to be made a false statement or representation of a material fact in any application for any benefit or payment; (b) knowingly and willfully making or causing to be made any false statement or representation of a material fact for use in determining rights to any benefit or payment; (c) knowingly and willfully soliciting or receiving any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind
                (1) in return for referring an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part by Medicare or Medicaid or (2) in return for purchasing, leasing, or ordering or arranging for or recommending purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part by Medicare or Medicaid; and (d) knowingly and willfully offering or paying any remuneration (including any kickback, bribe, or rebate), directly or indirectly, overtly or covertly, in cash or in kind to any person to induce such person (1) to refer an individual to a person for the furnishing or arranging for the furnishing of any item or service for which payment may be made in whole or in part under Medicare or Medicaid or (2) to purchase, lease, order, or arrange for or recommend purchasing, leasing, or ordering any good, facility, service, or item for which payment may be made in whole or in part under Medicare or Medicaid.

      5.9   Filing of Reports.  All returns, reports, plans and filings of any
            -----------------
kind or nature necessary to be filed by either PHC or PHC-SUB with any governmental authority have been properly completed and timely filed in compliance with all applicable requirements where failure to so file would have a Material Adverse Effect on either PHC or PHC-SUB, as applicable.

      5.10  Taxes.
            -----

            (a) All Tax Returns required to have been filed by PHC have been timely filed (taking into account duly granted extensions) and are true, correct and complete in all respects. Except as disclosed in SCHEDULE 5.10, (i) PHC is not currently the
                             -------------
                beneficiary of any extension of time within which to file any Tax Return, and (ii) no claim has ever been made by any governmental authority in a jurisdiction where PHC does not file Tax Returns that PHC is or may be subject to taxation by that jurisdiction.

            (b) All Taxes of PHC which have become due (without regard to any extension of the time for payment and whether or not shown on any Tax Return) have been paid. PHC has withheld and paid over to the applicable taxing authority all Taxes required to have been withheld and paid over and has complied with all information reporting and back-up withholding requirements relating to Taxes. There are no liens with respect to Taxes on any of the assets of PHC, other than liens for Taxes not yet due and payable or for Taxes disclosed in

                SCHEDULE 5.10 that are being contested in good faith through
                -------------
                appropriate proceedings and for which adequate reserves have been established in the Financial Statements.

            (c) No deficiencies exist or have been asserted or are expected to be asserted (verbally or in writing) with respect to Taxes of PHC and PHC has not received notice nor does it expect to receive notice (verbally or in writing) that it has not filed a Tax Return or paid any Taxes required to be filed or paid by it. No audit, examination, investigation, action, suit, claim or proceeding relating to the determination, assessment or collection of any Tax of PHC is currently in process, pending or threatened (verbally or in writing). No waiver or extension of any statute of limitations relating to the assessment or collection of any Tax of PHC is in effect. There are no outstanding requests for rulings with any taxing authority relating to Taxes of PHC.

            (d) PHC has delivered to the Practice Group and the Physician true and complete copies of all federal, state, local and foreign income Tax Returns filed by PHC for its three (3) most recently ended taxable years, together with all related examination reports, statements of deficiencies and closing and other agreements. SCHEDULE 5.10 indicates which, if any, of
                            -------------
                such returns have been, or currently are, the subject of any audit, examination or other Tax proceeding.

      5.11  Statements True and Correct.  No representation or warranty made by
            ---------------------------
PHC or PHC-SUB herein, nor any statement, certificate or instrument furnished or to be furnished by PHC or PHC-SUB pursuant to this Agreement or any other document, agreement or instrument referred to herein or therein, contains or will contain any untrue statement of material fact or omits or will omit any material fact necessary to make the statements contained therein not misleading.

                                  ARTICLE VI
                             ADDITIONAL AGREEMENTS
                             ---------------------

      6.1   Access and Inspection.  From and after the date of this Agreement,
            ---------------------
PHC, PHC-SUB and their representatives and agents, on the one hand, and Practice Group and Physician and their representatives and agents, on the other hand, shall each have the right to enter the other's premises during regular business hours to review, inspect and copy any and all books, records, documents or other information concerning the operation of the Practice or PHC (as the case may be) as the other may reasonably request (the "Due Diligence Inspection"). Following Closing, Physician, on the one hand, and PHC and PHC-SUB, on the other hand, shall continue to provide the other with access to any and all financial and other records of the other as the other may reasonably request in order to operate the Practice or the business of PHC or PHC-SUB, as the case may be, to file any reports or respond to inquiries or investigations including, without limitation, (i) the preparation or examination of tax returns, (ii) the preparation of documents in connection with any proposed public offering of any class of the capital stock of PHC or of debt instruments of PHC, or (iii) for any other reasonable business purpose in connection with the operation of the Practice or the business of PHC.

      6.2   Cooperation in Meeting Filing Requirements.  Physician, Practice
            ------------------------------------------
Group, PHC-SUB and PHC shall cooperate in preparing, executing and filing such requests, applications, information and other submittals as may be required by any federal or state governmental agency or authority having jurisdiction over the assets or properties of Practice Group or the Practice, for the purpose of consummating the transactions contemplated herein and operation of the Practice Group Business.

      6.3   Post Closing Audit of Practice Group.  Physician shall cooperate
            ------------------------------------
with and assist PHC and its accountants and other representatives in preparing audited financial statements of Practice Group for any time period ending prior to the Closing Date. Should the cost of any audit of the Practice Group exceed Twenty-Five Thousand and

No/100 Dollars ($25,000.00), then such excess shall be offset against any consideration or payment(s) owed Physician under this or any other agreement between or among any of the parties hereto.

      6.4   Audit of PHC-SUB. PHC-SUB shall cooperate with and assist Physician
            ----------------
and Practices, and their representatives, in an accounting or review of PHC-SUB's activities as they relate to the Practices; provided, however, that such accounting shall not be requested by the Physician or the Practices more than twice during each calendar year unless otherwise reasonably necessary.
Physician and Practices shall have full access to all information during normal business hours related to PHC-SUB's performance of its management functions pursuant to the Practice Management Agreement.

      6.5   Further Assurances.  Each party covenants that it will, in
            ------------------
connection with the Closing and from time to time after the Closing Date, execute such additional instruments and take such actions as may be reasonably requested by the other party to confirm or perfect or otherwise to carry out the intent and purposes of this Agreement.

      6.6   Benefit Plans.  As of the Closing Date, Physician shall cause all of
            -------------
the Former SDC Workforce, during their employment with PHC-SUB, to be covered as "leased employees" under any plans, agreements, arrangements and understandings which each Practice maintains thereafter from time to time for its similarly situated common law employees in accordance with the applicable provisions of state and federal law. Notwithstanding the foregoing, the Practices shall not maintain a self-insured group health plan after the Closing Date if such plan would be in violation of any state or federal law.

      6.7   Best Efforts to Close.  Each party covenants that it will use its
            ---------------------
best efforts to fulfill the conditions precedent to closing as set forth in Articles VIII and IX and to consummate the transactions contemplated hereby as soon as is practicably possible.

                                  ARTICLE VII
              CONDUCT OF BUSINESS OF PRACTICE GROUP AND PHYSICIAN
              ---------------------------------------------------
                                PENDING CLOSING
                                ---------------

      Physician and Practice Group jointly and severally covenant and agree that, without the prior written consent of PHC, between the date of this Agreement and the Closing:

      7.1   Disposition of Assets.  The operation of the Practice Group Business
            ---------------------
shall be conducted only in the ordinary course, and, except for the assets and properties set forth in SCHEDULE 7.1 hereto or inventory or supply items
                        ------------
disposed of in the ordinary course of business, Practice Group shall not dispose of any interest of any kind in the assets or properties of Practice Group nor incur nor guarantee any obligations for borrowed money, except as otherwise permitted by this Agreement.

      7.2   Sale of Shares.  Physician and Practice Group shall not sell or
            --------------
transfer, or consent to the issuance, sale or transfer of, any shares of capital stock in Practice Group or any option, warrant or other right to acquire an equity interest in Practice Group.

      7.3   Contracts.  Practice Group will not enter into any contract or other
            ---------
arrangement except in the ordinary course of business and then only if such contract or arrangement would not have a Material Adverse Effect on the operation of the Practice Group Business.

      7.4   Condition of Assets.  Practice Group will maintain its assets in
            -------------------
substantially the same condition as they are in on the date of this Agreement, ordinary wear and tear excepted.

      7.5   Liens; Encumbrances.  Practice Group will not sell, transfer or
            -------------------
otherwise dispose of, nor mortgage, pledge or subject to any lien, charge or other encumbrance, any of the assets or any interest in the rights, except (i) as otherwise permitted by this Agreement and (ii) for inventory or supply items disposed of in the ordinary course of business.

                                  ARTICLE VII
                 CONDITIONS TO OBLIGATIONS OF PHC AND PHC-SUB
                 --------------------------------------------

      The obligations of PHC and PHC-SUB to close the transactions contemplated hereby are subject to the satisfaction, at or prior to Closing, of each of the following conditions:

      8.1   Necessary Approvals.  PHC and PHC-SUB shall have received all (i)
            -------------------
licenses, consents, permits and approvals, if any, necessary in order for PHC-SUB to own the Practice Group Asset; (ii) consents necessary to consummate the transactions contemplated by this Agreement, including the consents of (x) Weston Presidio Capital II, L.P. and certain other investors under the Securities Purchase Agreement dated as of June 16, 1997 and (y) E.G.L. Holdings, Inc., an investor in PHC; and (iii) the approval of the Board of Directors of PHC.

      8.2   Representations and Warranties.  The representations and warranties
            ------------------------------
of Physician and Practice Group set forth in this Agreement, or any document or instrument delivered to PHC hereunder, that are qualified as to materiality shall have been true and correct in all respects when initially made and shall be true and correct in all respects as of the Closing Date and all other representations and warranties of Physician and Practice Group set forth in this Agreement, or any document or instrument delivered to PHC hereunder, shall have been true and correct in all material respects when initially made and shall be true and correct in all material respects at the Closing Date.

      8.3   Performance; Covenants.  All of the terms, covenants and conditions
            ----------------------
of this Agreement to be complied with or performed by Physician or Practice Group at or prior to Closing shall have been complied with and performed in all material respects.

      8.4   Closing Deliveries.  The following documents shall have been
            ------------------
delivered to PHC:

            (a) An Assignment and Assumption Agreement executed by Practice
                Group, PHC and PHC-SUB in substantially the form of EXHIBIT A;
                                                                    ---------

            (b) An employment agreement executed by Physician ("Physician Owner
                Employment Agreement"), employment agreements executed by all physicians employed by the Practice Group ("Physician Employment Agreements") and a Termination of Professional Employment and General Release Agreement executed by the physician who will be employed by MS-PLLC immediately prior to the Closing Date ("Termination & Release Agreement"), in substantially the forms of EXHIBIT B-1, EXHIBIT B-2, and EXHIBIT B-3 respectively;
                   -----------  -----------      -----------

            (c) An Acquisition Restrictive Covenant Agreement executed by
                Physician, PHC and PHC-SUB in substantially the form of EXHIBIT
                                                                        -------
                C;
                -

            (d) A Practice Management Agreement executed by the Physician, PHC and PHC-SUB in substantially the form of EXHIBIT D;
                                                         ---------

            (e) The Receivables Promissory Note dated the Closing Date, executed by the Practice Group, in the form as attached hereto as EXHIBIT
                                                                         -------
                J;
                -
            (f) The Government Receivables Security Agreement dated the Closing
                Date, executed by the Practice Group, in the form as attached hereto as EXHIBIT K;
                          ---------

          (g) A certificate dated the Closing Date signed by a duly authorized officer of Practice Group certifying that the representations and warranties are true and correct as of the date of such certificate and that Physician and Practice Group have fulfilled the conditions of this SECTION 8.4;
                                     -----------

          (h) Unanimous Consent Resolutions of the Board of Directors of Practice Group in form and substance satisfactory to PHC approving the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, certified by a duly authorized representative of Practice Group;

          (i) Written consents of all third parties necessary for the consummation of the transactions contemplated by this Agreement and the ownership by PHC-SUB of the Practice Group Business; provided, that the parties to this Agreement will use their best efforts to obtain the consents required to obtain assignment of all leases set forth on SCHEDULE 4.2 hereto and failure to obtain
                                      ------------
              all of such consents by the Closing Date shall not constitute a breach of this Agreement;

          (j) An opinion of counsel of Practice Group from Sidley & Austin and from Alabama Counsel in substantially the forms of EXHIBIT E-1 and
                                                                 -----------
              EXHIBIT E-2, respectively, attached hereto;
              -----------

          (k) The Investment Agreement in substantially the form of EXHIBIT F
                                                                    ---------
              attached hereto executed by SDC, Physician and PHC pursuant to this Agreement;

          (l) Such other documents as counsel for PHC shall reasonably request, including, without limitation, any documents required to be filed with any governmental body;

          (m) The Articles of Incorporation, Bylaws and Stock Certificates of IL-SC, and the Certificate of Formation and the Operating Agreement of MS-PLLC; and

          (n) The Option Agreements that allow PHC or PHC-SUB, as the case may be, purchase Physician's stock or membership interests in IL-SC and MS-PLLC two (2) years after Closing.

      8.5 PHC Due Diligence.  Closing shall only occur upon the complete and
          -----------------
sole satisfaction of PHC as to the Due Diligence Inspection pursuant to SECTION
                                                                        -------
6.1; provided, however, nothing herein is intended to extend the date by which
---  --------  -------
the Closing is to occur.

                                  ARTICLE IX
           CONDITIONS TO OBLIGATIONS OF PHYSICIAN AND PRACTICE GROUP
           ---------------------------------------------------------

      The obligations of Physician and Practice Group to close the transaction contemplated hereby are subject to the satisfaction, at or prior to Closing, of each of the following conditions:

      9.1 Representations and Warranties.  The representations and warranties of
          ------------------------------
PHC and PHC-SUB set forth in this Agreement, or any document or instrument delivered to Physician and Practice Group hereunder, that are qualified as to materiality shall have been true and correct in all respects when initially made and shall be true and correct in all respects as of the Closing Date and all other representations and warranties of PHC and PHC-SUB set forth in this Agreement, or any document or instrument delivered to Physician and Practice Group hereunder, shall have been true and correct in all material respects when initially made and shall be true and correct in all material respects at the Closing Date.

      9.2 Performance; Covenants.  All of the terms, covenants and conditions of
          ----------------------
this Agreement to be complied with or performed by PHC and PHC-SUB at or prior to Closing shall have been complied with and performed in all material respects.

      9.3 Closing Deliveries.  The following documents shall have been delivered
          ------------------
to Physician and Practice Group:

          (a) The Third Amended and Restated Articles of Incorporation and Bylaws of PHC and the Articles of Incorporation, Bylaws and Stock Certificates of PHC- SUB;

          (b) Certificates dated the Closing Date signed by duly authorized representatives of PHC and PHC-SUB certifying that the representations and warranties are true and correct on the date of such certificates and that PHC and PHC-SUB have fulfilled all of the conditions of this SECTION 9.3;
                                     -----------

          (c) Consent Resolutions of the Board of Directors of PHC and PHC-SUB approving the execution, delivery and performance of this Agreement, the Promissory Notes, the other Transaction Documents and the consummation of the transactions contemplated hereby, certified by a duly authorized representative of PHC and PHC-SUB;

          (d) Opinions of counsel of PHC and PHC-SUB in substantially the form of EXHIBIT H-1 AND H-2 attached hereto;
                 -------------------

          (e) The Investment Agreement in substantially the form of EXHIBIT F
                                                                    ---------
              attached hereto executed by Physician and PHC pursuant to this Agreement;

          (f) The Cash Payment;

          (g) Four Hundred Thirty Two Thousand (432,000) PHC Prime Shares;

          (h) The Registration Rights Agreement in substantially the form of EXHIBIT G attached hereto;
              ---------

          (i) The Promissory Notes in substantially the forms of EXHIBIT I-1 and
                                                                 -----------
              EXHIBIT I-2, respectively, attached hereto executed by PHC-SUB;
              -----------

          (j) Wire transfer instructions for the payoff on the note payable by SDC to the First National Bank and Trust of Carbondale, Illinois ("FNB of Carbondale"), an executed copy of the FNB of Carbondale payoff letter and the State of Illinois UCC-3 terminating FNB of Carbondale's security interest in certain SDC assets executed by the appropriate bank officer; and

          (k) Such other documents necessary for the consummation of the transactions contemplated herein as counsel for Physician shall reasonably request, including, without limitation, any documents required to be filed with any governmental body.

                                   ARTICLE X
                                INDEMNIFICATION
                                ---------------

     10.1 Indemnification by Physician.  Subject to the terms and conditions of
          ----------------------------
this ARTICLE X, Physician agrees to indemnify, defend, and hold PHC harmless
     ---------
from, against, for, and in respect of any and all Losses (as defined below) asserted against, relating to, imposed upon, or incurred by PHC by reason of, resulting from, based upon, or arising out of:

          (a) The inaccuracy, untruth, or incompleteness of any representation or warranty of Practice Group and/or Physician contained in or made pursuant to this Agreement;

          (b) The failure of Practice Group and/or any physician to comply with any of the covenants made by Practice Group and/or Physician in this Agreement; and

          (c) The conduct of the Practice Group Business on or prior to the Closing Date, other than for liabilities expressly assumed under the terms of this Agreement.

In the event that any Losses are asserted against, imposed upon, or incurred by PHC prior to the date on which PHC is obligated to remit the Practice Group amounts payable under the Promissory Notes to Physician pursuant to SECTION 3.1,
                                                                    -----------
and for which the Physician would be required to indemnify PHC pursuant to this Section, PHC shall have the option, but not the obligation, to subtract the amount of the Losses from the Promissory Notes. The preceding sentence provides for a non-exclusive remedy and shall in no way limit PHC's right to be indemnified by the Physician for any and all Losses that may be asserted against, imposed upon, or incurred by PHC at any time. No investigation or inquiry made by Practice Group or Physician of PHC or PHC-SUB or its books and records and financial condition shall, regardless of the closing of the transactions contemplated hereby, affect or limit any representation or warranty made by PHC or PHC-SUB in this Agreement or any Schedules delivered by any of them pursuant hereto or any right of indemnification of Physician under Section
                                                                        -------
10.2 hereof.
----

     10.2 Indemnification by PHC and PHC-SUB.  Subject to the terms and
          ----------------------------------
conditions of this ARTICLE X, PHC and PHC-SUB agree  jointly and severally,  to
                   ---------
indemnify, defend and hold Physician and Practice Group harmless from, against, for and in respect of any and all Losses (as defined below) asserted against, relating to, imposed upon, or incurred by Practice Group and/or Physician by reason of, resulting from, based upon, or arising out of:

          (a) The inaccuracy, untruth, or incompleteness of any representation or warranty of PHC or PHC-SUB contained in or made pursuant to this Agreement; and

          (b) The failure of PHC or PHC-SUB to comply with any of the covenants made by PHC in this Agreement.

     10.3 Definition of Losses.  For the purposes of this ARTICLE X, "Losses"
          --------------------                            ---------
shall mean any and all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties, and reasonable attorneys' and other professional fees, and expenses incurred in the investigation, preparation, defense, and settlement of any claim, loss, damage, or liability as to which a party is entitled to indemnification hereunder.

     10.4 Notice and Opportunity to Defend.
          --------------------------------

          (a) The party indemnified hereunder (the "Indemnified Party") shall notify in writing the indemnifying party (the "Indemnifying Party") within thirty (30) days after a claim is presented to the Indemnified Party, and the Indemnifying Party shall defend such claim at its expense. If the Indemnifying Party does not defend or settle such claim, the Indemnified Party may do so without the Indemnifying Party's participation, in which case the Indemnifying Party shall pay the reasonable expenses of such defense, and the Indemnified Party may settle or compromise such claim without the Indemnifying Party's consent. If the Indemnified Party fails to notify the Indemnifying Party, and if the Indemnifying Party is thereby materially prejudiced by such failure of notice in its defense of the claim, the

              Indemnifying Party's obligation of indemnity hereunder shall be extinguished with respect to such claim to the extent that the Indemnifying Party has been prejudiced by the failure to give such notice.

          (b) Anything herein to the contrary notwithstanding, no party shall make any claim against any other party pursuant to this ARTICLE X
                                                                      ---------
              unless the dollar amount of all Losses suffered or incurred by the party seeking such indemnity hereunder shall exceed, in the aggregate, the amount of Twenty-Five Thousand and No/100 Dollars ($25,000.00), but, if such amount is exceeded, the Indemnifying Party shall be required to pay the full amount of such aggregate Losses (up to nine million dollars ($9,000,000) (the "Cap Amount") and without deduction for such Twenty-Five Thousand and No/100 Dollars ($25,000.00) threshold amount) for which indemnification rights and obligations are provided under this ARTICLE X.
                                                             ---------

              The foregoing notwithstanding, the Cap Amount shall not apply to Losses suffered or incurred in connection with (i) medical malpractice or professional liability claims in excess of the insured limits provided for in the professional liability insurance policies maintained for the benefit of the Practice Group and professional employees and/or Physician of the
              Practice; (ii) violations by the Practice Group or the Physician of any of the billing practices under Fraud and Abuse laws, rules and regulations referred to in SECTION 4.9 hereof; (iii)
                                             -----------
              violations by the Practice Group or the Physicians of the Civilian Health and Medical Program of the Uniformed Service ("CHAMPUS") and all laws, rules, regulations, manuals, orders, guidelines or requirements pertaining to such program including (a) all federal statutes (whether set forth in 10 U.S.C. (S)(S)1071-1106 or elsewhere) affecting such program; and (b) all rules, regulations, (including 32 C.F.R. (S)199), manuals, orders and administrative, reimbursement and other guidelines of all governmental authorities promulgated in connection with such program (whether or not having the force of law), in each case as the same may be amended, supplemented or otherwise modified from time to time (iv) the Civilian Health and Medical Program of the Department of Veteran Affairs ("CHAMPVA") and all laws, rules, regulations, manuals, orders, guidelines or requirements pertaining to such program, including (a) all federal statutes (whether set forth in 38 U.S.C.
              (S)1713 or elsewhere) affecting such program or, to the extent applicable to CHAMPVA, CHAMPUS; and (b) all rules, regulations (including 38 C.F.R. (S)17.54), manuals, orders and administrative, reimbursement and other guidelines of all governmental authorities promulgated in connection with such program (whether or not having the force of law), in each case as the same may be amended, supplemented or otherwise modified from time to time and (v) violations by the Practice Groups or Physician of the representations and warranties contained in
              SECTION 4.24.
              ------------

          (c) Anything herein to the contrary notwithstanding, no party shall be liable to any other party under this ARTICLE X for punitive or
                                                      ---------
              consequential damages, including lost profits, except to the extent contained in a final settlement, award or judgment obtained by a third party.

     10.5 Effect of Investigation by PHC.  No investigation or inquiry made by
          ------------------------------
PHC of Physician or Practice Group or its books and records and financial condition shall, regardless of the Closing of the transactions contemplated hereby, affect or limit any representation or warranty made by Physician or Practice Group to PHC in this Agreement or in any Schedule delivered by any of them pursuant hereto or any right of indemnification of PHC under SECTION 10.1
                                                                  ------------
hereof.

                                  ARTICLE XI
                           MISCELLANEOUS PROVISIONS
                           ------------------------

     11.1 Notices.  Any notice required or permitted by this Agreement or any
          -------
agreement or document executed and delivered in connection with this Agreement shall be deemed to have been served properly if transmitted by certified mail, return receipt requested, with proper postage prepaid or sent by overnight carrier or by personal delivery, addressed to the respective party to whom such notice relates at the following addresses:

     If to PHC:            Physician Health Corporation
                           One Lakeside Commons
                           990 Hammond Drive, Suite 300
                           Atlanta, Georgia 30328
                           Attention:  Sarah C. Garvin, President
                           Fax No.: (770) 673-1970

     With a copy to:  Physician Health Corporation
                           One Lakeside Commons
                           990 Hammond Drive, Suite 300
                           Atlanta, Georgia 30328
                           Attention: General Counsel
                           Fax No.: (770) 673-1970

     And a copy to:   Jackson Walker, L.L.P.
                           901 Main Street, Suite 600
                           Dallas, Texas 75202
                           Attention:  James S. Ryan, III
                           Fax No.: (214) 953-5822

     If to PHC-SUB  PHC Regional Oncology Care, Inc.
                           One Lakeside Commons
                           990 Hammond Drive, Suite 300
                           Atlanta, Georgia 30328
                           Attention:  Sarah C. Garvin
                           Fax No.: (770) 673-1970

     With a copy to:  Jackson Walker, L.L.P.
                           901 Main Street, Suite 600
                           Dallas, Texas 75202
                           Attention:  James S. Ryan, III
                           Fax No.: (214) 953-5822

     If to Practice Group: Southern Dependacare, Inc.
                           202 West Jackson Street
                           Carbondale, Illinois 62901
                           Attention: Jack G. Hilton, M.D.
                           Fax No.: (618) 457-3560

     If to the Physician:  Jack G. Hilton, M.D.
                           202 West Jackson Street
                           Carbondale, Illinois 62901
                           Attention: Jack G. Hilton, M.D.
                           Fax No.: (618) 457-3560

     With a copy to:  Sidley & Austin
                           One First National Plaza
                           Chicago, Illinois 60603
                           Attention:  Latham Williams, Esq.
                           Fax No.: (312) 853-7036

or such other address as shall be furnished in writing by any party to the other party. All such notices shall be considered received: (a) if transmitted by certified mail, return receipt requested, with proper postage prepaid, upon the fifth (5/th/) business day after mailing; (b) if transmitted by overnight carrier, on the next business day and (c) if transmitted by personal delivery, upon receipt.

     11.2 Successors and Assigns.  PHC may assign its rights under this
          ----------------------
Agreement to any affiliated entity, but otherwise this Agreement shall not be assignable, by operation of law or otherwise, without the prior written consent of the other parties. Subject to the foregoing, this Agreement shall inure to the benefit of, be enforceable by and be binding upon the parties, their successors and assigns. The rights of SDC's shareholder under SDC's plan of liquidation and its Articles of Dissolution shall not be altered by this SECTION
                                                                         -------
11.2.
-----

     11.3 Entire Agreement.  This Agreement and the Exhibits, Schedules,
          ----------------
certificates and other documents delivered pursuant hereto or incorporated herein by reference, contain and constitute the entire agreement among the parties and supersede and cancel any prior agreements, representations, warranties, or communications, whether oral or written, among the parties relating to the transactions contemplated by this Agreement. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an agreement in writing signed by the party against whom or which the enforcement of such change, waiver, discharge or termination is sought.

     11.4 Governing Law; Severability.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of Georgia, but excluding the conflicts laws of the State of Georgia. The parties consent to the jurisdiction of such courts. The provisions of this Agreement are severable and the invalidity of one or more of the provisions herein shall not have any effect upon the validity or enforceability of any other provision.

     11.5 No Brokers.  Physician, Practice Group and PHC each represent to the
          ----------
others that no broker or finder has been employed in connection with the transactions hereunder.

     11.6 Schedules and Exhibits.  All Schedules and Exhibits attached to this
          ----------------------
Agreement are by reference made a part hereof.

     11.7 Waivers.  No failure on the part of any party hereto to exercise, and
          -------
no delay in exercising, any right, power or remedy created hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto of any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

     11.8 Headings.  The headings contained in this Agreement are for reference
          --------
purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    11.9  Counterparts.  This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

    11.10 Confidentiality.  The parties agree that they will not make any
          ---------------
disclosure about the existence or contents of this Agreement or activities relating to the consummation of the transactions contemplated herein without prior approval of the other party except to the parties' regulatory advisors, lawyers and financial advisors and as may be required by law, as may be necessary to obtain the required consents, licenses, permits or approvals pursuant to SECTION 8.1 herein, or as may be necessary in the ordinary course of
            -----------
business of PHC.

    11.11  Alternative Dispute Resolution.
           ------------------------------

           The exclusive methods for resolution of disputes arising out of or relating to this Agreement or its terms shall be (i) the negotiation of the parties, (ii) mediation pursuant to the terms of SECTION 11.11(a); and/or (iii)
                                                 ----------------
arbitration pursuant to the terms of SECTION 11.11(b).
                                     ----------------

           (a) Mediation.  If a dispute arises out of or relates to this
               ---------
               Agreement or its terms, and the parties fail to settle the dispute through negotiation, either party may elect to submit the dispute to a sole mediator. The parties shall select the mediator by mutual agreement or, if the parties fail to agree upon a mediator within 30 days from the date of election to mediate, the mediator shall be selected by the American Arbitration Association. The Commercial Mediation Rules of the American Arbitration Association shall govern the mediation, including selection of the mediator if the parties cannot agree upon a mediator. The parties shall bear their own costs associated with the mediation and shall share equally the costs of the mediator. If the parties do not resolve the dispute within 60 days from the commencement of the mediation and do not mutually agree to extend the 60 day period, either party may elect to submit the dispute to binding arbitration. The parties, their representatives, other participants and the mediator shall hold the existence, content and result of the mediation in confidence. The mediation shall be held in Atlanta, Georgia.

           (b) Arbitration.  Following mediation pursuant to the provisions of
               -----------
               the foregoing SECTION 11.11(a) and upon the election of either
                             ----------------
               party to submit the dispute to binding arbitration, the dispute shall be submitted to a sole arbitrator, whose decision shall be final and binding on the parties. The parties shall select the arbitrator by mutual agreement or, if the parties fail to agree upon an arbitrator within 30 days from the date of the election to arbitrate, the arbitrator shall be selected by the American Arbitration Association. The Commercial Arbitration Rules of the American Arbitration Association shall govern the arbitration, including the selection of the arbitrator if the parties cannot agree upon the arbitrator. The parties shall bear their own costs associated with the arbitration and shall share equally the costs of the arbitrator. In the event that either party fails to comply with the terms of the arbitrator's final decision within 12 months of said decision, either party may petition a court of competent jurisdiction to enter a judgment based upon the arbitrator's final decision. Other than petitioning a court to enter a judgment based upon the arbitrator's final decision, the parties, their representatives, other participants and the arbitrator shall hold the existence, content and result of the arbitration in confidence. The arbitration shall be held in Atlanta, Georgia.

           (c) Equitable Remedies Pending Mediation/Arbitration.  Nothing in
               ------------------------------------------------
               this SECTION 11.11 shall be construed to preclude any party
                    -------------
               from seeking injunctive relief in order to protect its rights pending mediation/arbitration.

    11.12 Expenses.  Each party shall bear its own expenses incurred in the
          --------
preparation, negotiation and performance of this Agreement; provided, however, that the Physician shall bear all of the expenses of the Practice Group so incurred.

    11.13 No Third Party Beneficiaries.  Nothing contained in this Agreement
          ----------------------------
(express or implied) is intended or shall be construed to confer upon or give to any person, corporation or other entity, other than the parties hereto and their permitted successors or assigns, any rights or remedies under or by reason of this Agreement.

    11.14 Survival.  Except for the provisions of SECTION 4.9(b), SECTION 4.24,
          --------                                --------------  ------------
SECTION 5.3, SECTION 5.4, SECTION 5.8, SECTION 6.1, SECTION 6.4, SECTION 6.5,
-----------  -----------  -----------  -----------  -----------  -----------
SECTION 11.10, SECTION 11.11, SECTION 11.12, SECTION 11.13, SECTION 11.15, and
-------------  -------------  -------------  -------------  -------------
SECTION 11.16, which shall continue in full force and effect indefinitely, the
-------------
provisions of ARTICLES IV, V , VI, VIII and XI of this Agreement shall survive
              -----------  --  --  --     --
the Closing and continue in full force and effect until eighteen (18) months after the Closing Date.

    11.15 Post Closing Covenants of Physician.  The following documents shall be
          -----------------------------------
delivered by Physician to PHC or PHC-SUB, as the case may be, at the noted and appropriate time after the Closing:

          (a) Within 90 days after Closing, an itemized statement from Sidley & Austin detailing the legal fees incurred relating to the formation of the Practices;

          (b) The federal income tax liability payable by April 15, 1998, by Physician with respect to the ordinary income recognition on the accounts receivable of Practice Group and as determined under
              Section 3.1(b) hereof.
              --------------

          (c) Copies of the United States Department of Justice Immigration and Naturalization Services Form I-9 ("Form I-9") and copies of all supporting documents thereto for each physician employed by the Practices.

          (d) Tail insurance policy as may be reasonably required by PHC or PHC-SUB for Dr. Mahnaz Lary; and

          (e) Within three weeks after Closing, Physician shall have caused the medical records of Practice Group to be properly transcribed.

     11.16 Post Closing Covenants of PHC and PHC-SUB.   The following documents
           -----------------------------------------
           or payments shall be delivered by PHC or PHC-SUB to Physician or the appropriate party, as the case may be, after the Closing:

          (a) Within 60 days after receiving the Sidley & Austin invoice set forth in SECTION 11.15 above, PHC or PHC-SUB, as the case may be,
                       -------------
              shall pay Sidley & Austin one-half of the legal fees incurred in the formation of the Practices ;

          (b) Within a reasonable time after Closing, PHC-SUB shall provide Physician with a Unanimous Consent of the Sole Shareholder electing Physician to the board of directors of PHC-SUB and a Unanimous Consent of the Sole Director of PHC-SUB electing Physician to the position of President of PHC-SUB; and

          (c) Payment of amount set forth in Section 3.1(b).
                                             --------------

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.

                              PHYSICIAN HEALTH CORPORATION


                              By:   ____________________________________
                                    Sarah C. Garvin, President


                              PHC REGIONAL ONCOLOGY CARE, INC.


                              By:   ____________________________________
                                    Sarah C. Garvin, President


                              SOUTHERN DEPENDACARE, INC.


                              By:   ____________________________________
                                    Jack G. Hilton, M.D., President


                              PHYSICIAN


                              __________________________________________
                              Jack G. Hilton, M.D.